SUB-ITEM 77M

                                    MERGERS

                          AIM VARIABLE INSURANCE FUNDS

On December 10, 2003, the Board of Directors of INVESCO Variable Investment Funds ("IVIF"), a Maryland Company, approved an Agreement and Plan of Reorganization (the "Agreement") that provided for the redomestication of INVESCO VIF-Core Equity Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund, INVESCO VIF-Leisure Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Technology Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-Utilities Fund, each a series portfolio of IVIF, as new series portfolios (the "New Funds") of AIM Variable Insurance Funds ("AVIF"), an existing open-end management investment company organized as a Delaware statutory trust (the "Reorganization"). The Agreement was approved by the shareholders of INVESCO VIF-Core Equity Fund, INVESCO VIF-Dynamics Fund, INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund, INVESCO VIF-Leisure Fund, INVESCO VIF-Real Estate Opportunity Fund, INVESCO VIF-Small Company Growth Fund, INVESCO VIF-Technology Fund, INVESCO VIF-Total Return Fund, INVESCO VIF-Utilities Fund, (the "Funds") at a Special Meeting of shareholders of the Funds held on April 2, 2004. Pursuant to the Agreement, on April 30, 2004, the New Funds succeeded to the assets and assumed the liabilities of Funds. The value of each New Fund's shareholder's account with AVIF immediately after the Reorganization was the same as the value of such shareholder's account with IVIF immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. IVIF intends to file a Form N-8F with the Securities and Exchange Commission to deregister as an investment company.

For a more detailed discussion on the Reorganization, please see the attached proxy statement (attached hereto as Attachment A).

                                                                   ATTACHMENT A

(INVESCO LOGO)

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

                        INVESCO VIF -- CORE EQUITY FUND
                          INVESCO VIF -- DYNAMICS FUND
                     INVESCO VIF -- FINANCIAL SERVICES FUND
                      INVESCO VIF -- HEALTH SCIENCES FUND
                          INVESCO VIF -- LEISURE FUND
                  INVESCO VIF -- REAL ESTATE OPPORTUNITY FUND
                    INVESCO VIF -- SMALL COMPANY GROWTH FUND
                         INVESCO VIF -- TECHNOLOGY FUND
                        INVESCO VIF -- TOTAL RETURN FUND
                         INVESCO VIF -- UTILITIES FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173


                                                               February 26, 2004


Dear Contract Owner:

     As you may be aware, AMVESCAP PLC, the parent company of the investment advisor to INVESCO VIF -- Core Equity Fund, INVESCO VIF -- Dynamics Fund, INVESCO VIF -- Financial Services Fund, INVESCO VIF -- Health Sciences Fund, INVESCO VIF -- Leisure Fund, INVESCO VIF -- Real Estate Opportunity Fund, INVESCO VIF -- Small Company Growth Fund, INVESCO VIF -- Technology Fund, INVESCO VIF -- Total Return Fund and INVESCO VIF -- Utilities Fund (the "Funds"), has undertaken an integration initiative for its North American mutual fund operations.

     Shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of your Fund held by the separate account under your contract.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail INVESCO Funds and is now the distributor for all retail INVESCO Funds and the retail AIM Funds. If the redomestication of the Funds (discussed below) is not approved, A I M Distributors, Inc. will become the distributor for the Funds on April 30, 2004.

     As a result of this integration initiative, the independent directors of the Board of Directors believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as directors.

     As part of the integration initiative, AMVESCAP PLC has also recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. The Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for the Funds. Also, the Board has approved a proposed sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as the Funds' investment advisor, will serve as sub-advisor. The portfolio management team for the Funds will not change as a result of this restructuring. The attached proxy statement seeks your approval of the new investment advisory agreement and the new sub-advisory agreement.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. The Board has approved redomesticating the Funds as series of a Delaware statutory trust. The attached proxy statement seeks your approval of this redomestication.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card or voting instruction card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person, with proper authorization from your life insurance company. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote.

                                          Sincerely,

                                                   /s/ ROBERT H. GRAHAM

                                                     Robert H. Graham

                                                        President

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

                        INVESCO VIF -- CORE EQUITY FUND
                          INVESCO VIF -- DYNAMICS FUND
                     INVESCO VIF -- FINANCIAL SERVICES FUND
                      INVESCO VIF -- HEALTH SCIENCES FUND
                          INVESCO VIF -- LEISURE FUND
                  INVESCO VIF -- REAL ESTATE OPPORTUNITY FUND
                    INVESCO VIF -- SMALL COMPANY GROWTH FUND
                         INVESCO VIF -- TECHNOLOGY FUND
                        INVESCO VIF -- TOTAL RETURN FUND
                         INVESCO VIF -- UTILITIES FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 2, 2004


     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Elect 16 directors to the Board of Directors of INVESCO Variable Investment Funds, Inc. ("Company"), each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for the Funds.

          3. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for the Funds.

          4. Approve an Agreement and Plan of Reorganization which provides for the redomestication of each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust, and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. For INVESCO VIF -- Real Estate Opportunity Fund, approve changing the investment objectives of such Fund and making the new investment objective non-fundamental.

          6. For INVESCO VIF -- Real Estate Opportunity Fund, approve changing the fundamental investment restrictions of such Fund.

          7. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.


     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.


     Shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of your Fund held by the separate account under your contract.

     The Board is sending this Notice of Special Meeting of Shareholders, Proxy Statement and proxy solicitation materials to (i) all separate accounts, which are the shareholders who owned shares of common stock in the Funds at the close of business on January 9, 2004 (the record date), and (ii) all contract owners who had their variable annuity or variable life contract values allocated to the Funds as of the close of business on January 9, 2004 and who are entitled to instruct the corresponding separate account on how to vote.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                   /s/ Kevin M. Carome

                                                     Kevin M. Carome

                                                        Secretary


February 26, 2004

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

                        INVESCO VIF -- CORE EQUITY FUND
                          INVESCO VIF -- DYNAMICS FUND
                     INVESCO VIF -- FINANCIAL SERVICES FUND
                      INVESCO VIF -- HEALTH SCIENCES FUND
                          INVESCO VIF -- LEISURE FUND
                  INVESCO VIF -- REAL ESTATE OPPORTUNITY FUND
                    INVESCO VIF -- SMALL COMPANY GROWTH FUND
                         INVESCO VIF -- TECHNOLOGY FUND
                        INVESCO VIF -- TOTAL RETURN FUND
                         INVESCO VIF -- UTILITIES FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 347-4246

                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 2, 2004


                                  INTRODUCTION


     Each series of INVESCO Variable Investment Funds, Inc. ("Company") is used solely as an investment vehicle for variable annuity and variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of Company directly. As a contract owner of a variable annuity or variable life insurance contract that offers one or more series of Company as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in a series of Company.



     The following table summarizes each proposal to be presented at the Special Meeting and the Funds whose shareholders the Board is soliciting with respect to each proposal:



PROPOSAL                                                                 AFFECTED FUNDS
--------                                                                 --------------
1.        Electing directors                                  All Funds
2.        Approving a new investment advisory agreement       All Funds
          with AIM for your Fund
3.        Approving a new sub-advisory agreement between      All Funds
          AIM and INVESCO Institutional for your Fund
4.        Approving an Agreement and Plan of Reorganization   All Funds
          (the "Plan") to redomesticate each series
          portfolio of Company as a new series portfolio of
          an existing Delaware statutory trust
5.        For INVESCO VIF -- Real Estate Opportunities
          Fund:
          5(a) Change to investment objectives                INVESCO VIF -- Real Estate
                                                              Opportunities Fund only
          5(b) Making new investment objective
               non-fundamental                                INVESCO VIF -- Real Estate
                                                              Opportunities Fund only
6.        Approve changes to the following fundamental        INVESCO VIF -- Real Estate
          investment restrictions of INVESCO VIF -- Real      Opportunity Fund only
          Estate Opportunity Fund:
          6(a) Change to fundamental restriction on issuer
               diversification
          6(b) Change to fundamental restriction on
          borrowing money and issuing senior securities

PROPOSAL                                                                 AFFECTED FUNDS
--------                                                                 --------------
          6(c) Change to fundamental restriction on
          underwriting securities
          6(d) Change to fundamental restriction on
          industry concentration
          6(e) Change to fundamental restriction on
          purchasing or selling real estate
          6(f) Change to fundamental restriction on
          purchasing or selling commodities
          6(g) Change to fundamental restriction on making
               loans
          6(h) Change to fundamental restriction on
          investing the Fund's assets in an open-end fund
7.        Considering other matters                           All Funds



     In accordance with current law, the life insurance company separate accounts, which are the shareholders of record of the Company, in effect, pass along their voting rights to the contract owners. Essentially, each life insurance company seeks instructions as to how its contract owners wish the life insurance company to vote the shares of the Company (i) technically owned by the life insurance company, but (ii) beneficially owned by the contract owners. The life insurance companies communicate directly with contract owners about the procedures that the life insurance companies follow in seeking instructions and voting shares under the particular separate accounts. Each share of an investment portfolio of the Company that a contract owner beneficially owns, entitles that contract owner to one vote on each proposal set forth in this Proxy Statement (a fractional share has a fractional vote).



     All references in this Proxy Statement to "shareholder" or "shareholders" shall mean the "contract owner/separate account" or the "contract owners/separate accounts," respectively. All references in this Proxy Statement to "you" or "your" shall mean the "contract owner/separate account." All references in this Proxy Statement to "proxy card" shall mean the "proxy card" or "voting instruction card" you have received from the Board of Directors of Company (the "Board") or from your applicable life insurance company.


     Each Proposal that you are being asked to vote on relates to or results from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology.

     - Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM and certain INVESCO Funds are seeking shareholder approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") with respect to such Funds. Proposals 2 and 3 relate to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of directors of your Fund.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT


     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of Company listed above (each a "Fund," and together, the "Funds") because the Board of Directors of Company (the "Board") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments of the Special Meeting (collectively, the "Special Meeting"). This Proxy Statement gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote. Instead, you may simply complete, sign and return the enclosed proxy card.



     Company intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February 26, 2004 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on January 9, 2004 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund is entitled to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).



     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. The financial statements should be read in conjunction with the disclosure included in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." If you have not received such report(s) or would like to receive an additional copy, please contact INVESCO Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 410-4246. We will furnish such report(s) free of charge.



TIME AND PLACE OF SPECIAL MEETING



     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.


VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, you must bring a letter from the insurance company that issued your variable annuity or variable life contract, indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at
(800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 16 nominees for director of Company.

     - FOR the proposal to approve a new investment advisory agreement with AIM for all Funds.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Institutional for all Funds.

     - FOR the proposal to approve the Plan to redomesticate each series portfolio of Company as new series portfolios of an existing Delaware trust.

With respect to shareholders of INVESCO VIF -- Real Estate Opportunity Fund:


     - FOR the proposals to approve changing the investment objectives of INVESCO VIF -- Real Estate Opportunity Fund and making the new investment objective non-fundamental.


     - FOR the proposals to approve the proposed changes to the fundamental investment restrictions of INVESCO VIF -- Real Estate Opportunity Fund.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.


     If you have given voting instructions you may revoke them only through and in accordance with the procedures of the applicable life insurance company prior to the date of the Special Meeting. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.


QUORUM REQUIREMENT AND ADJOURNMENT


     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 4 for Company if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2, 3, 5(a), 5(b) and 6(a) through 6(h) for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meeting in person or by proxy.


     Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL


     Proposal 1. The affirmative vote of a plurality of votes cast by the shareholders of Company is necessary to elect directors of Company at the Special Meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Since the election for directors is uncontested, the plurality requirement is not a factor. In other words, each nominee needs just one vote to be elected director. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.



     Proposals 2, 3, 5(a), 5(b) and 6(a) through 6(h). Approval of Proposals 2, 3, 5(a), 5(b) and 6(a) through 6(h) requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 2, 3, 5(a), 5(b) and 6(a) through 6(h) because approval of Proposals 2, 3, 5(a), 5(b) and 6(a) through 6(h) require the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.


     Proposal 4. Approval of Proposal 4 for Company requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposal 4 because approval of Proposal 4 requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION


     Company will solicit proxies for the Special Meeting. Company expects to solicit proxies principally by mail, but Company may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP or one of its subsidiaries will bear the costs of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the enclosed proxy card, and any further solicitation.


OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For discussion of procedures that you must follow if you want to propose an individual for nomination as a director, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Committees of the Board -- Governance Committee."

                                 PROPOSAL 1 --

                             ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board of Company currently consists of the following five persons: Bob
R. Baker, James T. Bunch, Gerald L. Lewis, Larry Soll, Ph.D. and Mark H. Williamson. Four of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of Section 2(a)(19) of the 1940 Act. One of the current directors is an "interested person" because of his business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP.

NOMINEES FOR DIRECTORS

     Company's Governance Committee (which consists solely of independent directors) has approved the nomination of each of the five current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the Governance Committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.


     Each nominee serves as a director of Company, consisting of a total of 13 portfolios. Each nominee also serves as a director or trustee of 17 of the 19 registered investment companies mentioned above, consisting of a total of 78 portfolios, that make up the AIM Funds. The business address of each nominee who is a current director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



     Each new nominee serves as a director or trustee of the 19 AIM Funds, consisting of a total of 99 portfolios. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each new nominee was recommended to Company's Governance Committee by the independent directors of Company.


     If elected, each nominee who is a current director would oversee a total of 18 registered investment companies currently comprising 91 portfolios and each new nominee would oversee a total of 20 registered investment companies currently comprising 112 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS


                                       DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE          DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------                 --------      -----------------------       --------------------------
Bob R. Baker -- 1936.................    1993     Retired                         None
  Director
                                                  Formerly: President and Chief
                                                  Executive Officer, AMC Cancer
                                                  Research Center, and Chairman
                                                  and Chief Executive Officer,
                                                  First Columbia Financial
                                                  Corporation.
James T. Bunch -- 1942...............    2000     Co-President and Founder of     None
  Director                                        Green, Manning & Bunch Ltd.,
                                                  (investment banking firm),
                                                  and Director, Policy Studies
                                                  and Van Gilder Insurance
                                                  Corporation
Gerald J. Lewis -- 1933..............    2000     Chairman, Lawsuit Resolution    General Chemical Group, Inc.
  Director                                        Services (San Diego,
                                                  California)
                                                  Formerly Associate Justice of
                                                  the California Court of
                                                  Appeals
Larry Soll, Ph.D. -- 1942                1997     Retired.                        None
  Director...........................


  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON


                                       DIRECTOR       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE           DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------                 --------       -----------------------       --------------------------

Mark H. Williamson(1) -- 1951........    1998     Director, President and Chief    None
  Director, Chairman and Executive                Executive Officer, A I M
  Vice President                                  Management Group Inc.
                                                  (financial services holding
                                                  company); Director, Chairman
                                                  and President, A I M Advisors,
                                                  Inc. (registered investment
                                                  advisor); Director, A I M
                                                  Capital Management, Inc.
                                                  (registered investment advisor)
                                                  and A I M Distributors, Inc.
                                                  (registered broker dealer);
                                                  Director and Chairman, AIM
                                                  Investment Services, Inc.
                                                  (registered transfer agent),
                                                  and Fund Management Company
                                                  (registered broker dealer); and
                                                  Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  (parent of AIM and a global
                                                  investment management firm)
                                                  Formerly: Director, Chairman,
                                                  President and Chief Executive
                                                  Officer, INVESCO Funds, Group,
                                                  Inc. and INVESCO Distributors,
                                                  Inc.; Chief Executive Officer,
                                                  AMVESCAP PLC -- Managed
                                                  Products; Chairman and Chief
                                                  Executive Officer of
                                                  NationsBank Advisors, Inc.; and
                                                  Chairman of NationsBanc
                                                  Investments, Inc.


---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS


                                            PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                        DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                      -----------------------           --------------------------
Frank S. Bayley -- 1939..............  Of Counsel, law firm of Baker &     Badgley Funds, Inc. (registered
                                       McKenzie                            investment company)
                                       Formerly: Partner, law firm of
                                       Baker & McKenzie
Bruce L. Crockett -- 1944............  Chairman, Crockett Technology       ACE Limited (insurance company);
                                       Associates (technology consulting   and Captaris, Inc. (unified
                                       company)                            messaging provider)
Albert R. Dowden -- 1941.............  Director of a number of public      Cortland Trust, Inc. (Chairman)
                                       and private business                (registered investment company);
                                       corporations, including the Boss    Annuity and Life Re (Holdings),
                                       Group Ltd. (private investment      Ltd. (insurance company)
                                       and management) and Magellan
                                       Insurance Company
                                       Formerly: Director, President and
                                       Chief Executive Officer, Volvo
                                       Group North America, Inc.; Senior
                                       Vice President, AB Volvo; and
                                       director of various affiliated
                                       Volvo companies
Edward K. Dunn, Jr. -- 1935..........  Retired                             None
                                       Formerly: Chairman, Mercantile
                                       Mortgage Corp.; President and
                                       Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust
                                       Co.; and President, Mercantile
                                       Bankshares Corp.
Jack M. Fields -- 1952...............  Chief Executive Officer, Twenty     Administaff, Discovery Global
                                       First Century Group, Inc.           Education Fund (non-profit)
                                       (government affairs company) and
                                       Texana Timber LP (sustainable
                                       forestry company)
Carl Frischling -- 1937..............  Partner, law firm of Kramer Levin   Cortland Trust, Inc. (registered
                                       Naftalis and Frankel LLP            investment company)
Prema Mathai-Davis -- 1950...........  Formerly: Chief Executive           None
                                       Officer, YWCA of the USA
Lewis F. Pennock -- 1942.............  Partner, law firm of Pennock &      None
                                       Cooper
Ruth H. Quigley -- 1935..............  Retired                             None
Louis S. Sklar -- 1939...............  Executive Vice President,           None
                                       Development and Operations Hines
                                       Interests Limited Partnership
                                       (real estate development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON


                                        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                    DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                  -----------------------           --------------------------
Robert H. Graham(1) -- 1946......  Director and Chairman, A I M        N/A
President                          Management Group, Inc. (financial
                                   services holding company); and
                                   Director and Vice Chairman,
                                   AMVESCAP PLC and Chairman of
                                   AMVESCAP PLC -- AIM Division
                                   (parent of AIM and a global
                                   investment management firm)
                                   Formerly, President and Chief
                                   Executive Officer, A I M
                                   Management Group, Inc. Director,
                                   Chairman and President, A I M
                                   Advisors, Inc. (registered
                                   investment advisor); Director and
                                   Chairman, A I M Capital
                                   Management, Inc. (registered
                                   investment advisor), A I M
                                   Distributors, Inc. (registered
                                   broker dealer), AIM Investment
                                   Services, Inc. (registered
                                   transfer agent), and Fund
                                   Management Company (registered
                                   broker dealer); and Chief
                                   Executive Officer, AMVESCAP
                                   PLC -- Managed Products


---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     The Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

COMMITTEES OF THE BOARD


     The Board currently has five standing committees: an Audit Committee, a Governance Committee, an Investments Committee, a Valuation Committee and a Special Committee Related to Market Timing Issues. These committees will remain as part of the combined Board. Prior to November 6, 2003, the Board had nine committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.


  AUDIT COMMITTEE

     The Audit Committee is comprised entirely of directors who are not "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act. The current members of Company's Audit Committee are Messrs. Baker, Bunch and Soll. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between each Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the Board's oversight of each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services that are provided to each Fund by its independent auditors to; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by each Fund's independent auditors to each Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in each Fund's annual proxy statement. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits."


  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of directors who are not "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act. The current member of Company's Governance Committee is Mr. Lewis. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

     After a determination by the Governance Committee that a person should be nominated as an additional director who is not an "interested person" of Company as defined in Section 2(a)(19) of the 1940 Act (a "disinterested director"), or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a disinterested director position on the Board, the Governance Committee will nominate a person for appointment by a majority of the disinterested directors to add to the Board or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing disinterested directors, the Governance Committee will nominate one or more persons for election as disinterested directors at such meeting.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as a disinterested director, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) upon advice of independent legal counsel to the disinterested directors, that the person will qualify as a disinterested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director of Company; (ii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a disinterested director; (iii) with respect to potential nominees to serve as disinterested director members of the Audit Committee of Company, upon advice of independent legal counsel to the disinterested directors, that the person: (a) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended, that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii));
(iv) that the person can make a positive contribution to the Board and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; and

(vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the chairman of the Governance Committee. The Governance Committee will evaluate nominees recommended by a shareholder to serve as directors in the same manner as they evaluate nominees identified by the Governance Committee.


     A current copy of the Governance Committee's Charter is set forth in Appendix I.


  INVESTMENTS COMMITTEE

     The current members of Company's Investments Committee are Messrs. Baker, Bunch, Lewis and Soll. The Investments Committee is responsible for: (i) overseeing INVESCO's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration.

  VALUATION COMMITTEE


     The current members of Company's Valuation Committee are Messrs. Baker, Bunch, Lewis and Soll. The Valuation Committee meets on an ad hoc basis to review matters related to valuation.



  SPECIAL COMMITTEE RELATED TO MARKET TIMING ISSUES



     The current member of Company's Special Committee Relating to Market Timing Issues is Mr. Lewis. The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of your Fund and the other portfolios of Company ("market timing") and to provide guidance to special counsel for the independent directors on market timing issues and related matters between meetings of the independent directors. During the fiscal year ended December 31, 2003, the Special Committee related to Market Timing Issues did not meet.


BOARD AND COMMITTEE MEETING ATTENDANCE


     During the fiscal year ended December 31, 2003, the Board met 9 times, the Audit Committee met 1 time, the Governance Committee met 1 time, the Investments Committee met 1 time and the Valuation Committee and the Special Committee Related to Market Timing Issues did not meet. During the fiscal year ended December 31, 2003, the former audit committee met 3 times, the former investments and management liaison committee met 3 times, the former brokerage committee met 3 times, the former derivatives committee met 3 times, the former nominating committee met 2 times, the former legal committee met 2 times, the former compensation committee, and the former executive, valuation and retirement plan committees did not meet. Directors then serving attended at least 75% of the meetings of the board or applicable committee during the most recent fiscal year. Company is not required to and does not hold annual meetings of shareholders. Company's policy regarding Board member attendance at annual meetings of shareholders, if any, is that directors are encouraged but not required to attend such annual meetings.


SHAREHOLDER COMMUNICATIONS WITH THE BOARD


     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual director, that shareholder should send his, her or its communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual director of Company to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of Trust's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for Company and to counsel for the independent directors of Company. Counsel for Company, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for Company, working with the Chairs and counsel for the independent directors.


DIRECTOR'S COMPENSATION


     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.



     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2003. Directors of Company who are affiliated with INVESCO are not compensated by Company.



                                                                ESTIMATED ANNUAL
                          AGGREGATE      RETIREMENT BENEFITS      BENEFITS UPON        TOTAL COMPENSATION
                        COMPENSATION       ACCRUED BY ALL      RETIREMENT FROM ALL   FROM ALL AIM FUNDS AND
NAME OF DIRECTOR       FROM COMPANY(1)    INVESCO FUNDS(2)      INVESCO FUNDS(3)        INVESCO FUNDS(4)
----------------       ---------------   -------------------   -------------------   ----------------------
Bob R. Baker.........      $16,211              $     0              $24,131                $154,554
James T. Bunch.......       15,414                    0                    0                 138,679
Gerald J. Lewis......       15,575                    0                    0                 142,054
Larry Soll, Ph.D. ...       15,493               21,545               18,090                 140,429


---------------


(1) During the period January 1, 2003 through October 21, 2003 the vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended December 31, 2003.



(2) Represents estimated benefits accrued with respect to the current retirement plan and deferred retirement plan account agreement applicable to independent directors of Company, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended December 31, 2003.



(3) These amounts represent the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. Amounts shown assume each director serves until his normal retirement date of age 72.



(4) As of November 25, 2003, the AIM Funds and the INVESCO Funds are considered to be part of one fund complex. All directors currently serve as directors or trustees of 17 registered investment companies advised by AIM and one registered investment company advised by INVESCO.


RETIREMENT PLAN FOR DIRECTORS


     At a meeting held on November 6, 2003, the Boards of Directors of the INVESCO Funds, including Company, adopted a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which was effective as of October 21, 2003. The New Retirement Plan also has been adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan includes a retirement policy as well as retirement benefits for independent directors.

     The retirement policy permits each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

     Annual retirement benefits are available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit also is available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan is not secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors ceased to accrue benefits under their prior retirement plan ("Prior Retirement Plan") and deferred retirement plan account agreement ("Prior Account Agreement"). Messrs. Baker and Soll will not receive any additional benefits under the Prior Retirement Plan or the Prior Account Agreement, but will be entitled to amounts which have been previously funded under the Prior Retirement Plan or the Prior Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Prior Retirement Plan and the Prior Account Agreement.

DEFERRED COMPENSATION AGREEMENTS


     At a meeting held on November 6, 2003, the Boards of Directors of the INVESCO Funds, including Company, adopted new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director has the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors have the option to select various AIM Funds and INVESCO Funds in which all or part of their deferral account will be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.



     The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of Company and of each other INVESCO Fund and AIM Fund from which they are deferring compensation.


INVESTMENT ADVISOR

     INVESCO, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, currently is the investment advisor for the Funds.

ADMINISTRATOR

     INVESCO, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, currently is the administrator for the Funds. Pursuant to an Assignment and Assumption Agreement and Consent dated August 12, 2003, INVESCO has assigned to AIM all of its rights under its administrative service agreement with Company, and AIM has assumed all of INVESCO's obligations under such agreement. If Proposal 2 is approved by shareholders of the Funds, AIM will replace INVESCO as administrator for the Funds effective on or about April 30, 2004.

PRINCIPAL UNDERWRITER

     INVESCO Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, currently is the principal underwriter for the Funds.

OFFICERS OF COMPANY


     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
Mark H. Williamson -- 1951................   1998     Director, President and Chief Executive Officer,
  Chairman of the Board                               A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc.
                                                      (registered broker dealer); Director and Chairman,
                                                      AIM Investment Services, Inc. and Fund Management
                                                      Company and Chief Executive Officer of the AIM
                                                      Division of AMVESCAP PLC -- AIM Division;
                                                      formerly, Chief Executive Officer, Managed
                                                      Products Division, AMVESCAP PLC (2001-2002);
                                                      Director, Chairman of the Board (1998-2002),
                                                      President (1998-2002) and Chief Executive Officer
                                                      (1998-2002) of INVESCO Funds Group, Inc.
                                                      (registered investment advisor) and INVESCO
                                                      Distributors, Inc. (registered broker dealer);
                                                      Chairman and Chief Executive Officer of
                                                      NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
Robert H. Graham -- 1946..................   2003     Director and Chairman A I M Management Group Inc.
  President (since November 5, 2003)                  (financial services holding company); Director and
                                                      Vice Chairman, AMVESCAP PLC and Chairman of
                                                      AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                      global investment management firm); formerly,
                                                      President and Chief Executive Officer, A I M
                                                      Management Group Inc.; Director, Chairman, and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman, A I M
                                                      Capital Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc. (registered
                                                      broker dealer); AIM Investment Services, Inc.
                                                      (registered transfer agent), and Fund Management
                                                      Company (registered broker dealer); and Chief
                                                      Executive Officer of AMVESCAP PLC -- Managed
                                                      Products

NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
Raymond R. Cunningham -- 1951.............   2001     Director, President and Chief Executive Officer
  Executive Vice President (since November            (2003- present) of INVESCO Funds Group, Inc.;
  5, 2003)                                            Chairman of the Board (2003-present) and
                                                      President, Director, Chairman and Chief Executive
                                                      Officer (2003-present) of INVESCO Distributors,
                                                      Inc.; Senior Vice President and Chief Operating
                                                      Officer, A I M Management Group Inc.; Senior Vice
                                                      President, A I M Advisors, Inc. and A I M
                                                      Distributors, Inc., A I M Capital Management,
                                                      Inc., AIM Investment Services, Inc. and Fund
                                                      Management Company; formerly, Chief Operating
                                                      Officer (2001-2003) and Senior Vice President
                                                      (1999-2002) of INVESCO Funds Group, Inc. and
                                                      INVESCO Distributors, Inc.; and Senior Vice
                                                      President of GT Global -- North America
                                                      (1992-1998).
Kevin M. Carome -- 1956...................   2003     Director, Senior Vice President, Secretary and
  Senior Vice President, Secretary and                General Counsel, A I M Management Group Inc.
  Chief Legal Officer (since November 5,              (financial services holding company) and A I M
  2003)                                               Advisors, Inc.; and Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and AIM
                                                      Investment Services, Inc; Director, Vice President
                                                      and General Counsel, Fund Management Company;
                                                      formerly, Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel, Liberty
                                                      Funds Group LLC
Sidney M. Dilgren -- 1961.................   2004     Vice President and Fund Treasurer, A I M Advisors,
  Vice President and Treasurer (since                 Inc. Senior Vice President, AIM Investment
  January 1, 2004)                                    Services, Inc.; and Vice President, A I M
                                                      Distributors, Inc.
Stuart W. Coco -- 1955....................   2003     Managing Director and Director of Money Market
  Vice President (since November 5, 2003)             Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
Melville B. Cox -- 1943...................   2003     Vice President and Chief Compliance Officer, A I M
  Vice President (since November 5, 2003)             Advisors, Inc. and A I M Capital Management, Inc;
                                                      and Vice President, AIM Investment Services, Inc.
Karen Dunn Kelley -- 1960.................   2003     Managing Director and Chief Cash Management
  Vice President (since November 5, 2003)             Officer, A I M Capital Management, Inc.; Director
                                                      and President, Fund Management Company; and Vice
                                                      President, A I M Advisors, Inc.
Edgar M. Larsen -- 1940 Vice President       2003     Vice President, A I M Advisors, Inc.; and Chief
  (since November 5, 2003)                            Executive Officer, President and Chief Investment
                                                      Officer, A I M Capital Management, Inc.
Robert G. Alley -- 1948...................   2003     Managing Director, Chief Fixed Income Officer and
  Vice President (since November 5, 2003)             Senior Investment Officer, A I M Capital
                                                      Management, Inc. and Vice President, A I M
                                                      Advisors, Inc.


SECURITY OWNERSHIP OF MANAGEMENT


     Information regarding the ownership of each class of each Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit B.

OWNERSHIP OF SHARES


     A list of the name, address and percent ownership of each person who, as of January 9, 2004, to the knowledge of Company owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit C.


DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each director and nominee as of December 31, 2003 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the AIM Funds and the INVESCO Funds complex.


                                                              DOLLAR RANGE OF EQUITY
                                                               SECURITIES PER FUND
                                                              ----------------------
                                                               INTERESTED DIRECTOR
                                                              ----------------------
                                                                MARK H. WILLIAMSON
                                                              ----------------------
INVESCO VIF -- Dynamics Fund................................           None
INVESCO VIF -- Core Equity Fund.............................           None
INVESCO VIF -- Financial Services Fund......................           None
INVESCO VIF -- Health Sciences Fund.........................           None
INVESCO VIF -- Leisure Fund.................................           None
INVESCO VIF -- Real Estate Opportunity Fund.................           None
INVESCO VIF -- Small Company Growth Fund....................           None
INVESCO VIF -- Technology Fund..............................           None
INVESCO VIF -- Total Return Fund............................           None
INVESCO VIF -- Utilities Fund...............................           None



                                                               DOLLAR RANGE OF EQUITY
                                                                SECURITIES PER FUND
                                                               ----------------------
                                                                 INTERESTED NOMINEE
                                                               ----------------------
                                                                  ROBERT H. GRAHAM
                                                               ----------------------
INVESCO VIF -- Dynamics Fund................................            None
INVESCO VIF -- Core Equity Fund.............................            None
INVESCO VIF -- Financial Services Fund......................            None
INVESCO VIF -- Health Sciences Fund.........................            None
INVESCO VIF -- Leisure Fund.................................            None
INVESCO VIF -- Real Estate Opportunity Fund.................            None
INVESCO VIF -- Small Company Growth Fund....................            None
INVESCO VIF -- Technology Fund..............................            None
INVESCO VIF -- Total Return Fund............................            None
INVESCO VIF -- Utilities Fund...............................            None

                                                  DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                  -------------------------------------------
                                                             INDEPENDENT DIRECTORS
                                                  -------------------------------------------
                                                  BOB R.   JAMES T.   GERALD J.      LARRY
                                                  BAKER     BUNCH       LEWIS     SOLL, PH.D.
                                                  ------   --------   ---------   -----------
INVESCO VIF -- Dynamics Fund....................   None      None       None         None
INVESCO VIF -- Core Equity Fund.................   None      None       None         None
INVESCO VIF -- Financial Services Fund..........   None      None       None         None
INVESCO VIF -- Health Sciences Fund.............   None      None       None         None
INVESCO VIF -- Leisure Fund.....................   None      None       None         None
INVESCO VIF -- Real Estate Opportunity Fund.....   None      None       None         None
INVESCO VIF -- Small Company Growth Fund........   None      None       None         None
INVESCO VIF -- Technology Fund..................   None      None       None         None
INVESCO VIF -- Total Return Fund................   None      None       None         None
INVESCO VIF -- Utilities Fund...................   None      None       None         None



                                             DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                        -----------------------------------------------------
                                                        INDEPENDENT NOMINEES
                                        -----------------------------------------------------
                                        FRANK S.   BRUCE L.   ALBERT R.   EDWARD K.   JACK M.
                                         BAYLEY    CROCKETT    DOWDEN     DUNN, JR.   FIELDS
                                        --------   --------   ---------   ---------   -------
INVESCO VIF -- Dynamics Fund..........    None       None       None        None       None
INVESCO VIF -- Core Equity Fund.......    None       None       None        None       None
INVESCO VIF -- Financial Services
  Fund................................    None       None       None        None       None
INVESCO VIF -- Health Sciences Fund...    None       None       None        None       None
INVESCO VIF -- Leisure Fund...........    None       None       None        None       None
INVESCO VIF -- Real Estate Opportunity
  Fund................................    None       None       None        None       None
INVESCO VIF -- Small Company Growth
  Fund................................    None       None       None        None       None
INVESCO VIF -- Technology Fund........    None       None       None        None       None
INVESCO VIF -- Total Return Fund......    None       None       None        None       None
INVESCO VIF -- Utilities Fund.........    None       None       None        None       None



                                               DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                          ----------------------------------------------------
                                                          INDEPENDENT NOMINEES
                                          ----------------------------------------------------
                                                        PREMA
                                             CARL      MATHAI-   LEWIS F.   RUTH H.   LOUIS S.
                                          FRISCHLING    DAVIS    PENNOCK    QUIGLEY    SKLAR
                                          ----------   -------   --------   -------   --------
INVESCO VIF -- Dynamics Fund............     None       None       None      None       None
INVESCO VIF -- Core Equity Fund.........     None       None       None      None       None
INVESCO VIF -- Financial Services
  Fund..................................     None       None       None      None       None
INVESCO VIF -- Health Sciences Fund.....     None       None       None      None       None
INVESCO VIF -- Leisure Fund.............     None       None       None      None       None
INVESCO VIF -- Real Estate Opportunity
  Fund..................................     None       None       None      None       None
INVESCO VIF -- Small Company Growth
  Fund..................................     None       None       None      None       None
INVESCO VIF -- Technology Fund..........     None       None       None      None       None
INVESCO VIF -- Total Return Fund........     None       None       None      None       None
INVESCO VIF -- Utilities Fund...........     None       None       None      None       None

                                 PROPOSAL 2 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.


     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix II.


     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 2, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on December 9-10, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR


     INVESCO, the current investment advisor for your Fund, became the investment advisor for each of the Funds under the current advisory agreement on the dates indicated below. Your Fund's shareholders last voted on the current advisory agreement on the date and for the purpose indicated below. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.



                                                      DATE INVESCO BECAME
                                                     ADVISOR UNDER CURRENT   DATE LAST SUBMITTED TO
NAME OF FUND                                          ADVISORY AGREEMENT     A VOTE OF SHAREHOLDERS
------------                                         ---------------------   ----------------------
INVESCO VIF -- Dynamics Fund.......................  October 20, 1993(1)             N/A
INVESCO VIF -- Core Equity Fund....................  February 28, 1997       January 31, 1997(2)
INVESCO VIF -- Financial Services Fund.............  October 20, 1993(1)             N/A
INVESCO VIF -- Health Sciences Fund................  October 20, 1993(1)             N/A
INVESCO VIF -- Leisure Fund........................  October 20, 1993(1)             N/A
INVESCO VIF -- Real Estate Opportunity Fund........  October 20, 1993(1)             N/A
INVESCO VIF -- Small Company Growth Fund...........  October 20, 1993(1)             N/A
INVESCO VIF -- Technology Fund.....................  October 20, 1993(1)             N/A
INVESCO VIF -- Total Return Fund...................  February 28, 1997       January 31, 1997(2)
INVESCO VIF -- Utilities Fund......................  February 28, 1997       January 31, 1997(2)


---------------


(1) The applicable Fund's initial shareholder initially approved the agreement and such Fund's public shareholders have not subsequently voted on the agreement.



(2) Shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement, with the same parties and on terms substantially identical to the then-existing investment advisory agreement. Such approval was necessary because the then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of A I M Management Group Inc. and INVESCO PLC, which at the time was the ultimate parent company of the applicable Fund's investment advisor.


THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND


     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of each principal executive officer and director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



NAME                                 POSITION WITH AIM                  PRINCIPAL OCCUPATION
----                                 -----------------                  --------------------
Mark H. Williamson..........  Director, Chairman and President  Director, President and Chief
                                                                Executive Officer, A I M Management
                                                                Group Inc.; Director, Chairman and
                                                                President, A I M Advisors, Inc.
                                                                (registered investment advisor);
                                                                Director, A I M Capital Management,
                                                                Inc. and A I M Distributors, Inc.
                                                                (registered broker dealer); Director
                                                                and Chairman, AIM Investment
                                                                Services, Inc. and Fund Management
                                                                Company and Chief Executive Officer
                                                                of the AIM Division of AMVESCAP PLC
                                                                (2003-present); formerly Chief
                                                                Executive Officer, Managed Products
                                                                Division, AMVESCAP PLC Director;
                                                                Chairman of the Board (1998-2002),
                                                                President (1998-2002) and Chief
                                                                Executive Officer (1998-2002) of
                                                                INVESCO Funds Group, Inc. (registered
                                                                investment advisor) and INVESCO
                                                                Distributors, Inc. (registered broker
                                                                dealer); Chairman and Chief Executive
                                                                Officer of NationsBanc Advisors,
                                                                Inc.; and Chairman of NationsBanc
                                                                Investments, Inc.
Kevin M. Carome.............  Director, Senior Vice President,  Director, Senior Vice President,
                              General Counsel and Secretary     Secretary and General Counsel, A I M
                                                                Management Group Inc. and A I M
                                                                Advisors, Inc.; Vice President, A I M
                                                                Capital Management, Inc., A I M
                                                                Distributors, Inc. and AIM Investment
                                                                Services, Inc.; and Director, Vice
                                                                President and General Counsel, Fund
                                                                Management Company; formerly, Senior
                                                                Vice President and General Counsel,
                                                                Liberty Financial Companies, Inc.;
                                                                and Senior Vice President and General
                                                                Counsel, Liberty Funds Group LLC
Dawn M. Hawley..............  Director, Senior Vice President   Director, Senior Vice President and
                              and Chief Financial Officer       Chief Financial Officer, A I M
                                                                Management Group Inc.; Vice President
                                                                and Treasurer, A I M Capital
                                                                Management, Inc. and A I M
                                                                Distributors, Inc.; Director, Vice
                                                                President and Chief Financial
                                                                Officer, AIM Investment Services,
                                                                Inc.; and Vice President and Chief
                                                                Financial Officer, Fund Management
                                                                Company


POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO is required to provide, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities. Pursuant to an Assignment and Assumption Agreement and Consent dated August 12, 2003, INVESCO has assigned to AIM all of its rights under its administrative service agreement with Company, and AIM has assumed all of INVESCO's obligations under such agreement.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, INVESCO or a majority of the outstanding voting securities of your Fund may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.


     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.



     Company pays INVESCO out of the assets of the applicable Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of such Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of such Fund.



                                                                      NET FEES
                                                                      PAID TO
                                                                      INVESCO
                                                                       FUNDS        FEE WAIVERS OR
                                                                    GROUP, INC.        EXPENSE
                                                     TOTAL NET      FOR THE MOST    REIMBURSEMENTS
                                                   ASSETS FOR THE     RECENTLY       FOR THE MOST
                                                   MOST RECENTLY     COMPLETED         RECENTLY
                                  ANNUAL RATE        COMPLETED         FISCAL         COMPLETED
                               (BASED ON AVERAGE   FISCAL PERIOD     PERIOD OR     FISCAL PERIOD OR
NAME OF FUND                   DAILY NET ASSETS)      OR YEAR           YEAR             YEAR
------------                   -----------------   --------------   ------------   ----------------
INVESCO VIF -- Dynamics
  Fund.......................        0.75%          $169,269,288     $1,007,109         $16,682
INVESCO VIF -- Core Equity
  Fund.......................        0.75%          $109,203,171     $  748,951         $ 1,412
INVESCO VIF -- Financial
  Services Fund..............        0.75%          $210,352,037     $1,244,850         $ 1,189
INVESCO VIF -- Health
  Sciences Fund..............        0.75%          $340,711,007     $2,027,511         $   102
INVESCO VIF -- Leisure Fund..        0.75%          $ 34,424,443     $   61,863         $62,208
INVESCO VIF -- Real Estate
  Opportunity Fund...........        0.90%          $ 26,086,774     $  113,978         $47,055
INVESCO VIF -- Small Company
  Growth Fund................        0.75%          $ 49,597,824     $  281,277         $18,166
INVESCO VIF -- Technology
  Fund.......................        0.75%          $171,546,097     $1,025,322         $ 2,617
INVESCO VIF -- Total Return
  Fund.......................        0.75%          $ 15,675,505     $   62,055         $51,497
INVESCO VIF -- Utilities
  Fund.......................        0.60%          $ 62,510,422     $  257,963         $   263


ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES


     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. Prior to October 1, 2003, INVESCO served as your Fund's transfer agent. INVESCO Distributors, Inc. currently serves as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO.

     The following chart sets forth the non-advisory fees paid by each Fund during its most recently completed fiscal year to INVESCO and to affiliates of INVESCO.



                                  INVESCO                               INVESCO     AIM INVESTMENT
                              (ADMINISTRATIVE         INVESCO          (TRANSFER    SERVICES, INC.
NAME OF FUND                    SERVICES)*      DISTRIBUTORS, INC.**    AGENCY)    (TRANSFER AGENCY)
------------                  ---------------   --------------------   ---------   -----------------
INVESCO VIF -- Dynamics
  Fund......................     $371,708                $0              $5,000         $1,260
INVESCO VIF -- Core Equity
  Fund......................     $275,128                $0              $5,000         $1,260
INVESCO VIF -- Financial
  Services Fund.............     $450,267                $0              $5,000         $1,260
INVESCO VIF -- Health
  Sciences Fund.............     $726,423                $0              $5,000         $1,260
INVESCO VIF -- Leisure
  Fund......................     $ 53,980                $0              $5,000         $1,260
INVESCO VIF -- Real Estate
  Opportunity Fund..........     $ 57,415                $0              $5,000         $1,260
INVESCO VIF -- Small Company
  Growth Fund...............     $115,803                $0              $5,000         $1,260
INVESCO VIF -- Technology
  Fund......................     $373,205                $0              $5,000         $1,260
INVESCO VIF -- Total Return
  Fund......................     $ 50,122                $0              $5,000         $1,260
INVESCO VIF -- Utilities
  Fund......................     $124,050                $0              $5,000         $1,260


---------------


 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.



** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.



ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES



     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as INVESCO VIF -- Real Estate Opportunities Fund and INVESCO
VIF -- Utilities Fund.



                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM Real Estate Fund....  0.90%                         $  365,641,782      N/A
AIM V.I. Global
  Utilities Fund........  0.65% of the first $250       $   21,857,723      Waive advisory fees to
                          million; 0.60% of the                             extent necessary to limit
                          excess over $250 million                          expenses (excluding Rule
                                                                            12b-1 plan fees, if any,
                                                                            interest, taxes, dividend
                                                                            expense on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any) of
                                                                            each Series to 1.30%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as INVESCO VIF -- Dynamics Fund, INVESCO VIF -- Financial Services Fund, INVESCO VIF -- Health Sciences Fund, INVESCO VIF -- Leisure Fund, INVESCO VIF -- Small Company Growth Fund, and INVESCO VIF -- Technology Fund.



                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM Aggressive Growth
  Fund..................  0.80% of the first $150       $2,330,530,569      N/A
                          million; 0.625% of the
                          excess over $150 million
AIM Capital Development
  Fund..................  0.75% of the first $350       $1,007,592,822      N/A
                          million; 0.625% of the
                          excess over $350 million
AIM Charter Fund........  1.00% of the first $30        $3,326,279,144      Waive 0.025% on each $5
                          million; 0.75% over $30                           billion increment on net
                          million up to and                                 assets over $5 billion, up
                          including $150 million;                           to a maximum waiver of
                          0.625% of the excess                              0.175% on net assets in
                          over $150 million                                 excess of $35 billion
AIM Constellation Fund..  1.00% of the first $30        $7,864,202,517      Waive 0.025% on each $5
                          million; 0.75% over $30                           billion increment on net
                          million up to and                                 assets over $5 billion, up
                          including $150 million;                           to a maximum waiver of
                          0.625% of the excess                              0.175% on net assets in
                          over $150 million                                 excess of $35 billion
AIM Dent Demographic
  Trends Fund...........  0.85% of the first $2         $  560,632,641      N/A
                          billion; 0.80% of the
                          excess over $2 billion
AIM Emerging Growth
  Fund..................  0.85% of the first $1         $  150,250,503      N/A
                          billion; 0.80% of the
                          excess over $1 billion
AIM Large Cap Growth
  Fund..................  0.75% of the first $1         $  322,636,921      N/A
                          billion; 0.70% over $1
                          billion up to and
                          including $2 billion;
                          0.625% of the excess
                          over $2 billion
AIM Mid Cap Growth
  Fund..................  0.80% of the first $1         $  218,885,325      N/A
                          billion; 0.75% of the
                          excess over $1 billion

                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM Weingarten Fund.....  1.00% of the first $30        $2,810,450,428      Waive 0.025% on each $5
                          million; 0.75% over $30                           billion increment on net
                          million up to and                                 assets over $5 billion, up
                          including $350 million;                           to a maximum waiver of
                          0.625% of the excess                              0.175% on net assets in
                          over $350 million                                 excess of $35 billion
AIM Global Value Fund...  0.85% of the first $1         $   19,198,623      Waive advisory fee and/or
                          billion; 0.80% of the                             reimburse expenses on Class
                          excess over $1 billion                            A, Class B and Class C to
                                                                            extent necessary to limit
                                                                            Total Operating Expenses
                                                                            (excluding interest, taxes,
                                                                            dividends on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 2.00%
AIM Mid Cap Basic Value
  Fund..................  0.80% of the first            $  106,959,173      Waive advisory fee and/or
                          billion; 0.75% over $1                            reimburse expenses on Class
                          billion up to and                                 A, Class B and Class C to
                          including $5 billion;                             extent necessary to limit
                          0.70% of the excess over                          Total Operating Expenses
                          $5 billion                                        (excluding interest, taxes,
                                                                            dividends on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 1.80%
AIM Asia Pacific Growth
  Fund..................  0.95% of the first $500       $  130,553,990      Waive advisory fee and/or
                          million; 0.90% of the                             reimburse expenses on Class
                          excess over $500 million                          A, Class B and Class C to
                                                                            extent necessary to limit
                                                                            Total Operating Expenses
                                                                            (excluding interest, taxes,
                                                                            dividends on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 2.25%
AIM European Growth
  Fund..................  0.95% of the first $500       $  441,950,942      N/A
                          million; 0.95% of the
                          excess over $500 million

                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM Global Aggressive
  Growth Fund...........  0.90% of the first $1         $  860,034,856      N/A
                          billion; 0.85% of the
                          excess over $1 billion
AIM Global Growth Fund..  0.85% of the first $1         $  544,473,894      N/A
                          billion; 0.80% of the
                          excess over $1 billion
AIM International Growth
  Fund..................  0.95% of the first $1         $1,593,002,563      Waive 0.05% of the advisory
                          billion; 0.90% of the                             fee on average net assets
                          excess over $1 billion                            in excess of $500 million
AIM European Small
  Company Fund..........  0.95%                         $   57,864,326      Waive advisory fee and/or
                                                                            reimburse expenses on Class
                                                                            A, Class B and Class C to
                                                                            extent necessary to limit
                                                                            Total Operating Expenses
                                                                            (excluding interest, taxes,
                                                                            dividends on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 2.00%
AIM International
  Emerging Growth Fund..  0.95%                         $  113,020,091      Waive advisory fee and/or
                                                                            reimburse expenses on Class
                                                                            A, Class B and Class C to
                                                                            extent necessary to limit
                                                                            Total Operating Expenses
                                                                            (excluding interest, taxes,
                                                                            dividends on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 2.00%
AIM Select Equity Fund..  0.80% of the first $150       $  520,709,171      N/A
                          million; 0.625% of the
                          excess over $150 million
AIM Small Cap Equity
  Fund..................  0.85%                         $  522,360,452      N/A
AIM V.I. Aggressive
  Growth Fund...........  0.80% of first $150           $  147,184,067      N/A
                          million; 0.625% of the
                          excess over $150 million

                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM V.I. Basic Value
  Fund..................  0.725% of the first $500      $  563,260,317      N/A
                          million; 0.70% of the
                          next $500 million;
                          0.675% of the next $500
                          million; 0.65% in excess
                          of $1.5 billion
AIM V.I. Capital
  Appreciation Fund.....  0.65% of first $250           $1,009,286,102      N/A
                          million; 0.60% of the
                          excess over $250 million
AIM V.I. Capital
  Development Fund......  0.75% of first $350           $  127,362,829      N/A
                          million; 0.625% of the
                          excess over $350 million
AIM V.I. Core Equity
  Fund..................  0.65% of first $250           $1,559,283,137      N/A
                          million; 0.60% of the
                          excess over $250 million
AIM V.I. Dent
  Demographic Trends
  Fund..................  0.85% of the first $2         $  124,520,653      Waive advisory fees of
                          billion; 0.80% of the                             Series I and II shares to
                          excess over $2 billion                            the extent necessary to
                                                                            limit the expenses
                                                                            (excluding 12b-1 plan fees,
                                                                            if any, interest, taxes,
                                                                            dividend expense on short
                                                                            sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            each Series to 1.30%
AIM V.I. Growth Fund....  0.65% of first $250           $  402,336,311      N/A
                          million; 0.60% of the
                          excess over $250 million
AIM V.I. International
  Growth Fund...........  0.75% of first $250           $  301,651,602      N/A
                          million; 0.70% of excess
                          over $250 million

                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM V.I. Mid Cap Core
  Equity Fund...........  0.725% of the first $500      $  298,035,982      Waive advisory fees of
                          million; 0.70% of the                             Series I and II shares to
                          next $500 million;                                the extent necessary to
                          0.675% of the next $500                           limit the expenses
                          million; 0.65% in excess                          (excluding 12b-1 plan fees,
                          of $1.5 billion                                   if any, interest, taxes,
                                                                            dividend expense on short
                                                                            sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            each Series to 1.30%
AIM V.I. New Technology
  Fund..................  1.00%                         $   20,573,564      Waive advisory fees of
                                                                            Series I and II shares to
                                                                            the extent necessary to
                                                                            limit the expenses
                                                                            (excluding 12b-1 plan fees,
                                                                            if any, interest, taxes,
                                                                            dividend expense on short
                                                                            sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            each Series to 1.30%
AIM Summit Fund.........  1.00% of the first $10        $1,913,954,379      N/A
                          million; 0.75% of the
                          next $140 million;
                          0.625% in excess of $150
                          million
AIM Opportunities I
  Fund..................  Base fee of 1.00%;            $  410,567,659      N/A
                          maximum annual
                          performance adjustment
                          of +/-0.75%
AIM Opportunities II
  Fund..................  Base fee of 1.50%;            $  193,904,452      N/A
                          maximum annual
                          performance adjustment
                          of +/-1.00%
AIM Opportunities III
  Fund..................  Base fee of 1.50%;            $  173,403,937      N/A
                          maximum annual
                          performance adjustment
                          of +/-1.00%
AIM Basic Value Fund....  0.725% of first $500          $6,440,522,135      Waive advisory fees at the
                          million; 0.70% of next                            annual rate of 0.025% for
                          $500 million; 0.675% of                           each $5 billion increment,
                          next $500 million; 0.65%                          up to a maximum waiver of
                          of excess over $1.5                               0.175% on net assets in
                          billion                                           excess of $35 billion

                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------                 -----------------       --------------------   ---------------------------
AIM Mid Cap Core Equity
  Fund..................  0.725% on first $500          $3,084,306,540      N/A
                          million; 0.70% on next
                          $500 million; 0.675% on
                          next $500 million; 0.65%
                          on excess over $1.5
                          billion
AIM Small Cap Growth
  Fund..................  0.725% on first $500          $1,952,600,320      N/A
                          million; 0.70% on next
                          $500 million; 0.675% on
                          next $500 million; 0.65%
                          of excess over $1.5
                          billion
AIM Global Health Care
  Fund..................  0.975% on first $500          $  759,873,816      N/A
                          million; 0.95% on next
                          $500 million; 0.925% on
                          next $500 million; 0.90%
                          of excess over $1.5
                          billion
AIM Libra Fund..........  0.85% of first $1             $   42,433,154      Expense limitation -- Limit
                          billion; 0.80% of excess                          Total Annual Operating
                          over $1 billion                                   Expenses (excluding
                                                                            interest, taxes, dividend
                                                                            expense on short sales,
                                                                            extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any):
                                                                            Class A, 1.80% Class B,
                                                                            2.45% Class C, 2.45%
AIM Global Trends Fund..  0.975% on first $500          $  181,622,257      Expense limitation -- Limit
                          million; 0.95% on next                            Total Annual Operating
                          $500 million; 0.925% on                           Expenses (excluding
                          next $500 million; 0.90%                          interest, taxes, dividend
                          of excess over $1.5                               expense on short sales,
                          billion                                           extraordinary items and
                                                                            increases in expenses due
                                                                            to expense offset
                                                                            arrangements, if any):
                                                                            Class A, 2.00% Class B,
                                                                            2.50% Class C, 2.50%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as INVESCO VIF -- Core Equity Fund and INVESCO VIF -- Total Return Fund.



                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------              ------------------------   --------------------   ---------------------------
AIM Basic Balanced
  Fund..................  0.65% of the first $1         $  154,769,435      Waive advisory fee and/or
                          billion; 0.60% over $1                            reimburse expenses on Class
                          billion up to and                                 A, Class B and Class C to
                          including $5 billion;                             extent necessary to limit
                          0.55% of the excess over                          Total Operating Expenses
                          $5 billion                                        (excluding interests,
                                                                            taxes, dividends on short
                                                                            sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 1.50%
AIM Blue Chip Fund......  0.75% of the first $350       $2,955,548,606      Waive 0.025% of advisory
                          million; 0.625% of the                            fee on each $5 billion
                          excess over $350 million                          increment on net assets in
                                                                            excess of $5 billion up to
                                                                            a maximum waiver of 0.175%
                                                                            on net assets in excess of
                                                                            $35 billion
AIM Developing Markets
  Fund..................  0.975% of the first $500      $  243,693,078      Waive advisory fee and
                          million; 0.95% over $500                          reimburse expenses on Class
                          million up to and                                 A, Class B and Class C to
                          including $1 billion;                             extent necessary to limit
                          0.925% over $1 billion                            Total Operating Expenses
                          up to and including $1.5                          (excluding interests,
                          billion; 0.90% of the                             taxes, dividends on short
                          excess over $1.5 billion                          sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 2.00%
AIM Diversified Dividend
  Fund..................  0.75% of the first $1         $   49,804,825      Waive advisory fee and/or
                          billion; 0.70% over $1                            reimburse expenses on Class
                          billion up to and                                 A, Class B and Class C to
                          including $2 billion;                             extent necessary to limit
                          0.625% of the excess                              Total Operating Expenses
                          over $2 billion                                   (excluding interests,
                                                                            taxes, dividends on short
                                                                            sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            Class A shares to 1.00%

                                                                                FEE WAIVER, EXPENSE
                                                     TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                             (BASED ON AVERAGE         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                 DAILY NET ASSETS)          PERIOD OR YEAR            PERIOD OR YEAR
------------              ------------------------   --------------------   ---------------------------
AIM Large Cap Basic
  Value Fund............  0.60% of the first $1         $  229,330,073      N/A
                          billion; 0.575% over $1
                          billion up to and
                          including $2 billion;
                          0.55% of the excess over
                          $2 billion
AIM Premier Equity
  Fund..................  0.80% of the first $150       $9,168,949,726      Waive 0.025% of advisory
                          million; 0.625% of the                            fee on each $5 billion
                          excess over $150 million                          increment on net assets in
                                                                            excess of $5 billion up to
                                                                            a maximum waiver of 0.175%
                                                                            on net assets in excess of
                                                                            $35 billion
AIM V.I. Blue Chip
  Fund..................  0.75% of the first $350       $  123,843,213      Waive advisory fees of
                          million; 0.625% of the                            Series I and II shares to
                          excess over $350 million                          the extent necessary to
                                                                            limit the expenses
                                                                            (excluding 12b-1 plan fees,
                                                                            if any, interest, taxes,
                                                                            dividend expense on short
                                                                            sales, extraordinary items
                                                                            and increases in expenses
                                                                            due to expense offset
                                                                            arrangements, if any) of
                                                                            each Series to 1.30%
AIM V.I. Premier Equity
  Fund..................  0.65% of the first $250       $1,771,375,105      N/A
                          million; 0.60% of the
                          excess over $250 million


TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.


     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The following table provides information with respect to the annual advisory fee rates proposed to be paid to AIM by each Fund under the proposed advisory agreement.



                                                                      ANNUAL RATE
NAME OF FUND                                              (BASED ON AVERAGE DAILY NET ASSETS)
------------                                              -----------------------------------
INVESCO VIF -- Dynamics Fund...........................                  0.75%
INVESCO VIF -- Core Equity Fund........................                  0.75%
INVESCO VIF -- Financial Services Fund.................                  0.75%
INVESCO VIF -- Health Sciences Fund....................                  0.75%
INVESCO VIF -- Leisure Fund............................                  0.75%
INVESCO VIF -- Real Estate Opportunity Fund............                  0.90%
INVESCO VIF -- Small Company Growth Fund...............                  0.75%
INVESCO VIF -- Technology Fund.........................                  0.75%
INVESCO VIF -- Total Return Fund.......................                  0.75%
INVESCO VIF -- Utilities Fund..........................                  0.60%


     If Proposal 2 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund to remove: (i) an obligation by the advisor to reimburse your Fund for certain salaries paid by your Fund because your Fund does not currently pay any such salaries and (ii) an annual expense limitation that is no longer applicable;


     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING


     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Your Fund and its shareholders may benefit from engaging in securities lending because securities lending can generate additional income for your Fund in the form of the fee that the third party borrower pays to your Fund for the use of your Fund's securities. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.


     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts.

Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.


     The practical impact of this provision is that the officers and directors of AIM will not devote their full time to providing services to Company, and that they are permitted to engage in and devote time and attention to other businesses or to render services of whatever kind to other entities, including other AIM Funds.


  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 3.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement establishes a limitation of liability standard for AIM and states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on December 9-10, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:


     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund and the proposal, if approved by shareholders, to appoint INVESCO Institutional as sub-advisor to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposals 2 and 3 are approved by shareholders. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity trading operation. Based on its review of these and other factors, the Board concluded that AIM was qualified to provide investment advisory services to your Fund.



     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending. Based on its review and comparison of the terms of the proposed advisory agreement with AIM and the current advisory agreement with INVESCO, the Board concluded that the range of services to be provided by AIM under the proposed advisory agreement, including the provision by AIM of certain administrative services if your Fund engages in securities lending, was appropriate.



     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement. Based on its review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to your Fund, including administrative, transfer agency and distribution services.



     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund. Although INVESCO served as your Fund's investment advisor during the period over which your Fund's performance record was based, the Board compared your Fund's performance record to the performance records of funds advised by AIM with an investment objective and strategies similar to those of your Fund in reaching the conclusion that AIM is able to provide advisory and administrative services to your Fund.


     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fee rates that are being proposed under the proposed advisory agreement, which are set forth on Exhibit J, are the same as the advisory fee rates paid to INVESCO under the current advisory agreement. The only changes in fees are the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors, which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.



     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM. Based on its review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by your Fund to AIM under the proposed advisory agreement was not excessive.


     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement is expected to become effective on or about April 30, 2004, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 2 and 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 3 --

                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 3?

     Proposal 3 applies to the shareholders of all Funds.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. The Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.


     The Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. The Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix III.


     At an in-person meeting of the Board held on December 9-10, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND


     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP.



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"). The business address of the principal executive officer and directors of INVESCO Institutional is One Midtown Plaza, 1360 Peachtree Street, NE, Atlanta, Georgia, 30309.



NAME                            POSITION WITH INVESCO INSTITUTIONAL       PRINCIPAL OCCUPATION
----                            -----------------------------------       --------------------
John D. Rogers................  Director, Chairman, President and    Chief Executive Officer,
                                Chief Executive Officer              AMVESCAP PLC -- INVESCO
                                                                     Division
David A. Hartley..............  Director and Chief Financial         Chief Financial Officer,
                                Officer                              INVESCO Division
Hubert Harris.................  Director                             None


POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of Company also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.


     AIM proposes to pay INVESCO Institutional as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.


ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR


     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as INVESCO VIF -- Financial Services Fund.



INVESCO National Asset
   Management Group ("NAM")...   NAM Group's basic annual fee is as follows: For
                                 Core Multiple Attribute Equity, Growth Multiple
                                 Attribute Equity, and Premier

                                 Growth Multiple Attribute Equity accounts, .75 of 1% of the market value of assets up to $10 million, .50 of 1% of the market value of assets on the next $40 million, .40 of 1% of the market value of assets on the next $50 million, and .25 of 1% of the market value of assets above $100 million. For Mid Cap Multiple Attribute Equity and Growth Mid Cap Multiple Attribute Equity accounts, .85 of 1% of the market value of assets up to $10 million, .60 of 1% of the market value of assets on the next $40 million, .50 of 1% of the market value of assets on the next $50 million, and .35 of 1% of the market value of assets above $100 million. For balances accounts, .65 of 1% of the market value of assets up to $10 million, .40 of 1% of the market value of assets on the next $40 million, .30 of 1% of the market value of assets on the next $50 million, and .20 of 1% of the market value of assets above $100 million. Fees are typically billed quarterly in arrears. The NAM Group reserves the right to negotiate fees from the above schedules. Fees may be paid monthly or quarterly in advance or arrears. If payment is made prior to the rendering of services and the contract is terminated, the refundable portion of a fee will be prorated for the period of time for which no services were rendered. To terminate an investment advisory contract, a 30-day written notice is required by either party or otherwise by mutual agreement by both parties.



                                 The NAM Groups serves as an adviser or
                                 subadviser to mutual funds. The fees for such services are negotiated separately.



     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as INVESCO VIF -- Total Return Fund.



                                         STRUCTURED EQUITY                  ENHANCED INDEX
                                         -----------------                  --------------
INVESCO Structured Products
  Group..........................  0.60% on the first $25,000,000   0.30% on the first $25,000,000
                                   0.45% on the next $25,000,000    0.25% on the next $50,000,000
                                   0.35% on the next $50,000,000    0.20% on the next $125,000,000
                                   0.25% on the next $300,000,000   0.10% on the next $300,000,000
                                   0.10% thereafter                 0.05% thereafter



                                     MARKET NEUTRAL (BASE FEE):                  TAA
                                     --------------------------                  ---
                                   0.30% on the first $50,000,000   0.75% on the first $10,000,000
                                   0.20% on the next $100,000,000   0.50% on the next $25,000,000
                                   0.10% thereafter                 0.35% on the next $65,000,000
                                                                    0.30% on the next $150,000,000
                                                                    0.20% on the next $300,000,000
                                                                    0.10% on the next $450,000,000
                                                                    0.05% thereafter


                                   Market Neutral (Performance Fee):
                                   Hurdle agreed upon benchmark
                                   Percent Profit Share      20%
                                   FEE COMPUTATION AND RELATED MATTERS
                                   Fees may be negotiated on a basis that differs from the
                                   schedules above, if circumstances warrant. Such circumstances may include, without limitation, specialized guidelines for the products listed in the basic fee schedule, performance fee arrangements entered into with a particular client (consistent with the requirements of applicable law, including the
                                   Investment Advisers Act of 1940, as amended, and ERISA), clients with multiple accounts or relationships with Registrant and its affiliates, off-shore relationships, and account size. Fee schedules for the SPG products for institutional accounts are typically negotiated individually with institutional clients.


FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on December 9-10, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:


     - The range of sub-advisory services provided by INVESCO
       Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Company's current advisory agreement with INVESCO. Based on its review and comparison of the terms of the proposed sub-advisory agreement with INVESCO Institutional and the current advisory agreement with INVESCO, the Board concluded that the range of services to be provided by INVESCO Institutional under the proposed sub-advisory agreement was appropriate.



     - The fees payable to INVESCO Institutional for its services. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM. The Board concluded that the sub-advisory fees under the proposed sub-advisory agreement, which are set forth on Exhibit L, were fair and reasonable. in light of the sub-advisory services to be provided by INVESCO Institutional under the proposed sub-advisory agreement.


     - The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to your Fund. Based on its review of the profitability of INVESCO Institutional's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by your Fund to INVESCO Institutional under the proposed sub-advisory agreement was not excessive.


     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement. The Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, each proposed sub-advisory agreement is expected to become effective on or about April 30, 2004, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 2 and 3, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

     APPROVAL OF THE PLAN TO REDOMESTICATE EACH SERIES PORTFOLIO OF COMPANY
           AS A NEW SERIES PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 4?

     Proposal 4 applies to the shareholders of all Funds.

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of AIM Variable Insurance Funds, an existing open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     The Board has approved the Plan, which provides for a series of transactions to convert each series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current

Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix IV.


     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, operates as an open-end management investment company registered with the SEC under the 1940 Act. If Proposal 4 is not approved by Company's shareholders, Company will continue to operate as a Maryland corporation.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believes that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust is governed primarily by the terms of its Declaration of Trust. In particular, the Trust has greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of the closing date of the Redomestication that will be substantially identical to that described in Proposal 2. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of a Current Fund of Company, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO Institutional with an effective date of the closing date of the Redomestication that will be substantially identical to that described in Proposal 3. Information on the new sub-advisory agreement is set forth above under Proposal 3. If either Proposal 2 or Proposal 3 is not approved by shareholders of a Current Fund of Company, Company will not approve a sub-advisory agreement between AIM and INVESCO Institutional for the corresponding New Fund.

     - Assuming that Proposal 2 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of the closing date of the Redomestication that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 2. If Proposal 2 is not approved by shareholders of a Current Fund of Company, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by INVESCO Distributors, Inc.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Series II Shares of each New Fund that will be substantially identical to the corresponding Current Fund's distribution plan for the Series II Shares.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with AIM Investment Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.


     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits."

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on or about April 30, 2004.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST


     The Trust is an existing statutory trust established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established new series portfolios corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each corresponding Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund, except for INVESCO VIF -- Real Estate Opportunities Fund where such New Fund's investment objectives, policies and restrictions will be substantially identical to those described in Proposals 5(a), 5(b) and 6(a) through 6(h), provided that such Proposals are approved by shareholders of INVESCO VIF -- Real Estate Opportunities Fund. The Trust's fiscal year is the same as that of Company. No New Fund will have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of each New Fund.


     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust is managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.


     Your Fund currently has the classes of shares set forth in Exhibit D. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.


  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.


     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations. However, there is a remote possibility that shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations. This might occur if the courts of another state that does not recognize the limited liability granted to shareholders by Delaware law were to apply the laws of such other state to a controversy involving the trust's obligations.



     The Declaration of Trust provides that shareholders of the Trust are not subject to any personal liability for acts or obligations of the Trust. The Declaration of Trust requires that every written agreement, obligation or other undertaking made by the Trust contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder.



     Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote. Even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.


  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The current shareholders of the Trust have elected the trustees of the Trust. Such trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the outstanding shares of Company.

     A trustee of the Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust.

  MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and do not intend to do so unless required by the 1940 Act. The Bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     The Trust is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Amended and Restated Bylaws of the Trust provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION


     The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law.



     Under Maryland law:



     - a corporation is permitted to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty;



     - indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings; and



     - indemnification of a corporation's directors and officers for other matters is permitted unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.



     The Declaration of Trust provides:



     - that the trustees and officers of Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee; and

     - for the indemnification of Trust's trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.



     Under Delaware law:



     - trustees of a statutory trust are not liable to the trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument; and



     - a statutory trust is permitted to indemnify and hold harmless any trustee or other person against any and all claims and demands.



     Generally speaking, and for practical purposes, the impact of the change from Maryland law to Delaware law on liability of directors/trustees and officers will be minimized because the 1940 Act applies a certain level of liability to the directors/trustees and officers of a mutual fund by prohibiting the governing documents of the Fund from eliminating liability of directors/trustees and officers for willful misfeasance, bad faith, gross negligences or reckless disregard of duty.


  DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, the Trust or any series or class of shares of beneficial interest in the Trust may be terminated by: (1) a majority shareholder vote of the Trust or the affected series or class, respectively; or
(2) if there are fewer than 100 shareholders of record of the Trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of the Trust or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of the Trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of the Trust or one of its investment portfolios; (v) merger or consolidation of the Trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.


     Generally speaking, and for practical purposes, the impact of the change to Delaware law from Maryland law on shareholder voting rights will be minimized because the 1940 Act requires that shareholders vote on certain fundamental matters.


  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confer upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     Company reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board may approve amendments to its Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of the Trust may, without shareholder approval, amend its Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of the Trust, without approval of the majority of the shares of the Trust. The trustees shall have the power to alter, amend or repeal the bylaws of the Trust or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among Company's Articles of Incorporation and Bylaws and Maryland law and the Trust's Amended and Restated Declaration of Trust and Amended and Restated Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of Company and the Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Bylaws of Company and the Trust's Amended and Restated Declaration of Trust and Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.


                           PROPOSALS 5(a) AND 5(b) --


               APPROVAL OF CHANGING THE INVESTMENT OBJECTIVES OF
                INVESCO VIF -- REAL ESTATE OPPORTUNITY FUND AND
              MAKING THE NEW INVESTMENT OBJECTIVE NON-FUNDAMENTAL


WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSALS 5(a) AND 5(b)?



     Proposals 5(a) and 5(b) apply only to the shareholders of INVESCO VIF -- Real Estate Opportunity Fund.


BACKGROUND

     INVESCO Real Estate Opportunity Fund, the retail fund after which your Fund was patterned, was merged into AIM Real Estate Fund on November 3, 2003. There is no corresponding variable insurance fund within the Trust into which to merge your Fund. Accordingly, the Board proposes to rename your Fund the "AIM V.I. Real Estate Fund" and to change its investment objectives, fundamental and non-fundamental investment restrictions and investment policies so that they are identical to those of AIM Real Estate Fund. Your Fund would therefore be operated as a pattern fund (patterned after the AIM Real Estate Fund) going forward.

     Currently, your Fund's investment objective is to seek capital growth. It also seeks to earn current income. Your Board recommends changing your Fund's investment objectives so that your Fund will have a single investment objective, which will be to achieve high total return. The Board is asking you to vote on this change because the investment objectives of your Fund are presently classified as fundamental, which means that the Board cannot change them without shareholder approval. Having the ability to change the investment objectives without shareholder approval allows the Board to respond more quickly and efficiently to changing market conditions and to save your Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions. Accordingly, the Board also recommends that you approve making your Fund's new investment objective non-fundamental. The current investment objectives and policies of your Fund are set forth below.


     Proposal 5(a) must be approved by your Fund's shareholders in order for Proposal 5(b) to be effective, if Proposal 5(b) is approved. In other words, if Proposal 5(a) is not approved, then the vote on Proposal 5(b) is irrelevant. However, if Proposal 5(a) is approved by your Fund's shareholders and Proposal 5(b) is not approved, Proposal 5(a) will still be effective.



                                PROPOSAL 5(a) --



                        CHANGE TO INVESTMENT OBJECTIVES


REASONS FOR THE PROPOSED CHANGES TO YOUR FUND'S INVESTMENT OBJECTIVES


     The Board is recommending changing your Fund's investment objectives in order to allow your Fund to select from the broad range of equity securities available in the real estate industry marketplace, which may include both income-producing securities and those with an objective of capital appreciation. The Board approved this change at an in-person meeting held on December 9-10, 2003. The practical difference between your Fund's current and proposed investment objectives is that, rather than dual objectives of capital growth and current income, your Fund will have a single objective of high total return.


WHAT THE PROPOSED CHANGES TO THE INVESTMENT OBJECTIVES WILL INVOLVE


     If you approve changing your Fund's investment objectives certain conforming changes will be made to your Fund's investment policies so that they are identical to those of AIM Real Estate Fund. The chart below provides a summary of your Fund's current investment policies and the proposed changes to such investment policies that will be made if you approve changing your Fund's investment objective.


         YOUR FUND'S CURRENT INVESTMENT           PROPOSED CHANGES TO YOUR FUND'S INVESTMENT
            OBJECTIVES AND POLICIES                         OBJECTIVE AND POLICIES
         ------------------------------           ------------------------------------------
                                     INVESTMENT OBJECTIVE
  - capital growth and current income            - high total return
                                      INVESTMENT POLICIES
  - normally invests at least 80% of its net     - invests, normally, at least 80% of its
    assets in the equity securities and            assets in securities of real estate and
    equity-related instruments of companies        real-estate related companies. Securities
    doing business in the real estate              that may be purchased include debt and
    industry, including real estate investment     equity securities, including convertible
    trusts ("REITs"), which invest in real         securities, and may also include synthetic
    estate or interests in real estate             instruments such as warrants, futures,
                                                   options, exchange-traded funds and
                                                   American Depositary Receipts.

         YOUR FUND'S CURRENT INVESTMENT           PROPOSED CHANGES TO YOUR FUND'S INVESTMENT
            OBJECTIVES AND POLICIES                         OBJECTIVE AND POLICIES
         ------------------------------           ------------------------------------------
  - a company is doing business in the real      - a company is considered to be a real
    estate industry if:                            estate-related company if at least 50% of
     - at least 50% of its gross income or its     its assets, gross income or net profits
       net sales come from activities in the       are attributable to ownership,
       real estate sector;                         construction, management or sale of
     - at least 50% of its assets are devoted      residential, commercial or industrial real
       to producing revenues from the sector;      estate (these companies include equity
       or                                          REITs that own property and mortgage REITs
     - based on other available information,       that make short-term construction and
       INVESCO determines that its primary         development mortgage loans or that invest
       business is within the sector.              in long-term mortgages or mortgage pools,
    Companies in which it invests may also         or companies whose products and services
    include real estate brokers, home builders     are related to the real estate industry,
    or real estate developers, companies with      such as manufacturers and distributors of
    substantial real estate holdings, and          building supplies and financial
    companies with significant involvement in      institutions that issue or services
    the real estate industry or other real         mortgages)
    estate-related companies
  - no one property type will represent more     - no corresponding limitation
    than 50% of its total assets
  - may invest 20% of its assets in securities   - may invest in equity, debt or convertible
    of companies not in the real estate            securities of companies unrelated to the
    industry                                       real estate industry that the portfolio
                                                   managers believe are undervalued and have
                                                   potential for growth of capital. Will
                                                   limit its investment in debt securities to
                                                   those that are investment-grade or deemed
                                                   by the fund's portfolio manager to be of
                                                   comparable quality
  - may invest up to 25% of its assets in the    - invests up to 25% of its total assets in
    securities of non U.S. issuers. Securities     foreign securities
    of Canadian issuers and American
    Depositary Receipts are not subject to
    this limitation
  - may be concentrated in a single industry     - may be concentrated in a single industry
  - although not a principal investment          - may participate in the initial public
    strategy, may invest a portion of its          offering (IPO) market in some market
    assets in securities of companies offering     cycles
    shares in initial public offerings (IPOs)
  - advisor uses a bottom-up investment          - advisor uses fundamental real estate
    approach to create the portfolio, focusing     analysis and quantitative securities
    on company fundamentals and growth             analysis to select investments for the
    prospects when selecting securities. The       Fund, including analyzing a company's
    Fund emphasizes companies that INVESCO         management and strategic focus, evaluating
    believes are strongly managed and will         the location, physical attributes and cash
    generate above-average, long-term capital      flow generating capacity of a company's
    appreciation                                   properties and calculating expected
                                                   returns, among other things
  - INVESCO actively manages and trades the      - does not normally engage in active and
    Fund's portfolio, which may result in          frequent trading
    increased portfolio turnover

                                PROPOSAL 5(B) --



              MAKING THE NEW INVESTMENT OBJECTIVE NON-FUNDAMENTAL



MAKING YOUR FUND'S NEW INVESTMENT OBJECTIVE NON-FUNDAMENTAL



     The Board recommends making your Fund's new investment objective non-fundamental. The Board approved making your Fund's new investment objective non-fundamental at an in-person meeting held on December 9-10, 2003.



     Proposal 5(a) must be approved by your Fund's shareholders in order for Proposal 5(b) to be effective, if Proposal 5(b) is approved. In other words, if Proposal 5(a) is not approved, then the vote on Proposal 5(b) is irrelevant. However, if Proposal 5(a) is approved by your Fund's shareholders and Proposal 5(b) is not approved, Proposal 5(a) will still be effective.



     If both Proposals 5(a) and 5(b) are approved by your Fund's shareholders, the investment objective of your Fund will be made non-fundamental and will read as follows:


     "The fund's investment objective is to achieve high total return."

NAME CHANGE FOR YOUR FUND

     If shareholders approve changing your Fund's investment objectives and making the new investment objective non-fundamental and the changes to your Fund's fundamental investment restrictions (discussed in Proposals 6(a) through 6(h) below), your Fund will be renamed the "AIM V.I. Real Estate Fund."


THE IMPLEMENTATION OF PROPOSALS 5(A) AND 5(B)



     The Board anticipates that these Proposals, if approved, will be implemented on or about April 30, 2004.



THE BOARD'S RECOMMENDATIONS ON PROPOSALS 5(A) AND 5(B)



     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these Proposals.


                         PROPOSALS 6(a) THROUGH 6(h) --

               CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                 OF INVESCO VIF -- REAL ESTATE OPPORTUNITY FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSALS 6(a) THROUGH 6(h)?

     Proposals 6(a) through 6(h) apply only to the shareholders of INVESCO VIF -- Real Estate Opportunity Fund.

BACKGROUND

     INVESCO Real Estate Opportunity Fund, the retail fund after which your Fund was patterned, was merged into AIM Real Estate Fund on November 3, 2003. There is no corresponding variable insurance fund within the Trust into which to merge your Fund. Accordingly, the Board proposes to rename your Fund the "AIM V.I. Real Estate Fund" and to change its investment objectives, fundamental and non-fundamental investment restrictions and investment policies so that they are identical to those of AIM Real Estate Fund. Your Fund would therefore be operated as a pattern fund (patterned after the AIM Real Estate Fund) going forward.

     Pursuant to the 1940 Act, your Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that your Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, your Fund operates pursuant to investment objectives and policies. These objectives and policies govern the investment activities of your Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions.


     The Board is recommending that you approve changes to your Fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds, including AIM Real Estate Fund, currently operate. The Board does not expect these changes to have any material impact on your Fund's current operations. The Board approved the changes to your Fund's fundamental investment restrictions at an in-person meeting held on December 9-10, 2003. Your Fund's current fundamental investment restrictions and the new fundamental investment restrictions that the Board proposes be adopted are as follows:



 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS   PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS
 -------------------------------------------   --------------------------------------------
- - The Fund may not purchase the securities of  - The Fund will concentrate (as such term may any issuer (other than securities issued or  be defined or interpreted by the 1940 Act
  guaranteed by the U.S. government or any of    Laws, Interpretations and Exemptions
  its agencies or instrumentalities or           (defined below)) its investments in the
  municipal securities) if, as a result, more    securities of domestic and foreign real
  than 25% of the Fund's total assets would      estate and real estate-related companies.
  be invested in the securities of companies     For purposes of the Fund's fundamental
  whose principal business activities are in     restriction regarding industry
  the same industry, except that the Fund may    concentration, real estate and real
  invest more than 25% of the value of its       estate-related companies shall consists of
  total assets in one or more industries         companies (i) that at least 50% of its
  relating to the real estate industry.          assets, gross income or net profits are
                                                 attributable to ownership, construction,
                                                 management, or sale of residential,
                                                 commercial or industrial real estate,
                                                 including listed equity REITS that own
                                                 property, and mortgage REITS which make
                                                 short-term construction and development
                                                 mortgage loans or which invest in long-term
                                                 mortgages or mortgage pools, or (ii) whose
                                                 products and services are related to the
                                                 real estate industry, such as manufacturers
                                                 and distributors of building supplies and
                                                 financial institutions which issue or
                                                 service mortgages.
- - The Fund may not, with respect to 75% of     - The Fund is a "diversified company" as
  the Fund's total assets, purchase the        defined in the 1940 Act. The Fund will not
  securities of any issuer (other than           purchase the securities of any issuer if,
  securities issued or guaranteed by the U.S.    as a result, the Fund would fail to be a
  government or any of its agencies or           diversified company within the meaning of
  instrumentalities, or securities of other      the 1940 Act, and the rules and regulations
  investment companies) if, as a result, (i)     promulgated thereunder, as such statute,
  more than 5% of the Fund's total assets        rules and regulations are amended from time
  would be invested in the securities of that    to time or are interpreted from time to
  issuer, or (ii) the Fund would hold more       time by the SEC staff (collectively, the
  than 10% of the outstanding voting             "1940 Act Laws and Interpretations") or
  securities of that issuer.                     except to the extent that the Fund may be
                                                 permitted to do so by exemptive order or
                                                 similar relief (collectively, with the 1940
                                                 Act Laws and Interpretations, the "1940 Act
                                                 Laws, Interpretations and Exemptions"). In
                                                 complying with this restriction, however,
                                                 the Fund may purchase securities of other
                                                 investment companies to the extent
                                                 permitted by the 1940 Act Laws,
                                                 Interpretations and Exemptions.

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS   PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS
 -------------------------------------------   --------------------------------------------
- - The Fund may not underwrite securities of    - The Fund may not underwrite the securities
  other issuers, except insofar as it may be   of other issuers. This restriction does not
  deemed to be an underwriter under the 1933     prevent the Fund from engaging in
  Act in connection with the disposition of      transactions involving the acquisition,
  the Fund's portfolio securities.               disposition or resale of its portfolio
                                                 securities, regardless of whether the Fund
                                                 may be considered to be an underwriter
                                                 under the Securities Act of 1933.
- - The Fund may not borrow money, except that   - The Fund may not borrow money or issue
  the Fund may borrow money in an amount not   senior securities, except as permitted by the
  exceeding 33 1/3% of its total assets          1940 Act Laws, Interpretations and
  (including the amount borrowed) less           Exemptions.
  liabilities (other than borrowings).
- - The Fund may not issue senior securities,    - The Fund may not borrow money or issue
  except as permitted under the 1940 Act.      senior securities, except as permitted by the
                                                 1940 Act Laws, Interpretations and
                                                 Exemptions.
- - The Fund may not lend any security or make   - The Fund may not make personal loans or
  any loan if, as a result, more than 33 1/3%  loans of its assets to persons who control or
  of its total assets would be lent to other     are under common control with the Fund,
  parties, but this limitation does not apply    except to the extent permitted by 1940 Act
  to the purchase of debt securities or to       Laws, Interpretations and Exemptions. This
  repurchase agreements.                         restriction does not prevent the Fund from,
                                                 among other things, purchasing debt
                                                 obligations, entering into repurchase
                                                 agreements, loaning its assets to
                                                 broker-dealers or institutional investors,
                                                 or investing in loans, including
                                                 assignments and participation interests.
- - The Fund may not purchase or sell physical   - The Fund may not purchase physical
  commodities; however, this policy shall not  commodities or sell physical commodities
  prevent the Fund from purchasing and           unless acquired as a result of ownership of
  selling foreign currency, futures              securities or other instruments. This
  contracts, options, forward contracts,         restriction does not prevent the Fund from
  swaps, caps, floors, collars, and other        engaging in transactions involving futures
  financial instruments.                         contracts and options thereon or investing
                                                 in securities that are secured by physical
                                                 commodities.
- - The Fund may not purchase or sell real       - The Fund may not purchase real estate or
  estate unless acquired as a result of        sell real estate unless acquired as a result
  ownership of securities or other               of ownership of securities or other
  instruments (but this shall not prevent the    instruments. This restriction does not
  Fund from investing in securities or other     prevent the Fund from investing in issuers
  instruments backed by real estate or           that invest, deal, or otherwise engage in
  securities of companies engaged in the real    transactions in real estate or interests
  estate business). This restriction shall       therein, or in investing in securities that
  not prohibit the Fund from directly holding    are secured by real estate or interests
  real estate if such real estate is acquired    therein.
  by the Fund as a result of a default on
  debt securities held by the Fund.
- - The Fund may, notwithstanding any other      - The Fund may, notwithstanding any other
  fundamental investment policy or               fundamental investment policy or
  limitation, invest all of its assets in the    limitation, invest all of its assets in the
  securities of a single open-end management     securities of a single open-end management
  investment company managed by INVESCO or an    investment company with substantially the
  affiliate or a successor thereof, with         same fundamental investment objectives,
  substantially the same fundamental             policies and limitations as the Fund.
  investment objective, policies and
  limitations as the Fund.



     Each of Proposals 6(a) through 6(h) must be approved by your Fund's shareholders in order for any of the fundamental restrictions of your Fund to be changed. If each of Proposals 6(a) through 6(h) is not approved, no changes will be made to any of your Fund's fundamental restrictions.

REASONS FOR THE PROPOSED CHANGES TO YOUR FUND'S FUNDAMENTAL RESTRICTIONS

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide your Fund with as much investment flexibility as is possible under the 1940 Act. The Board believes that making your Fund's fundamental restrictions similar with other AIM Funds, including AIM Real Estate Fund, will enhance management's ability to manage efficiently and effectively your Fund's assets in changing regulatory and investment environments.

WHAT THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS WILL INVOLVE


     Each proposed change to your Fund's fundamental restrictions is discussed below. The proposed fundamental restrictions will provide your Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though your Fund will have this flexibility, if the proposed fundamental restrictions are approved by shareholders, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective, which will replace your Fund's current non-fundamental investment restrictions. Your Fund's investment advisor must follow these non-fundamental restrictions in managing your Fund. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. Your Fund's current non-fundamental investment restrictions and the new non-fundamental investment restrictions that will be adopted if shareholders approve the proposed changes to your Fund's fundamental investment restrictions are as follows:



CURRENT NON-FUNDAMENTAL INVESTMENT RESTRICTIONS  PROPOSED NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------  ------------------------------------------------
- - The Fund may not sell securities short         - Notwithstanding the fundamental restriction
  (unless it owns or has the right to obtain     with regard to engaging in transactions
  securities equivalent in kind and amount to      involving futures contracts and options
  the securities sold short) or purchase           thereon or investing in securities that are
  securities on margin, except that (i) this       secured by physical commodities, the Fund
  policy does not prevent the Fund from            currently may not invest in any security
  entering into short positions in foreign         (including futures contracts or options
  currency, futures contracts, options, forward    thereon) that is secured by physical
  contracts, swaps, caps, floors, collars, and     commodities.
  other financial instruments, (ii) the Fund
  may obtain such short-term credits as are
  necessary for the clearance of transactions,
  and (iii) the Fund may make margin payments
  in connection with futures contracts,
  options, forward contracts, swaps, caps,
  floors, collars, and other financial
  instruments.
- - The Fund may borrow money only from a bank or  - In complying with the fundamental restriction
  from an open-end management investment           regarding borrowing money and issuing senior
  company managed by INVESCO or an affiliate or    securities, the Fund may borrow money in an
  a successor thereof for temporary or             amount not exceeding 33 1/3% of its total
  emergency purposes (not for leveraging or        assets (including the amount borrowed) less
  investing) or by engaging in reverse             liabilities (other than borrowings). The Fund
  repurchase agreements with any party (reverse    may borrow from banks, broker/dealers or other
  repurchase agreements will be treated as         investment companies or their series
  borrowings for purposes of fundamental           portfolios that have AIM or an affiliate of
  limitation(4)).                                  AIM as an investment advisor (an "Advised
                                                   Fund"). The Fund may not borrow for
                                                   leveraging, but may borrow for temporary or
                                                   emergency purposes, in anticipation of or in
                                                   response to adverse market conditions, or for
                                                   cash management purposes. The Fund may not
                                                   purchase additional securities when any
                                                   borrowing from banks exceeds 5% of the Fund's
                                                   total assets or when any borrowings from an
                                                   AIM Advised Fund are outstanding.

CURRENT NON-FUNDAMENTAL INVESTMENT RESTRICTIONS  PROPOSED NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------  ------------------------------------------------
- - The Fund does not currently intend to          - No corresponding non-fundamental investment
  purchase any security if, as a result, more      restriction.
  than 15% of its net assets would be invested
  in securities that are deemed to be illiquid
  because they are subject to legal or
  contractual restrictions on resale or because
  they cannot be sold or disposed of in the
  ordinary course of business at approximately
  the prices at which they are valued.
- - The Fund may invest in securities issued by    - Notwithstanding the fundamental restriction
  other investment companies to the extent that  with regard to investing all assets in an
  such investments are consistent with the         open-end fund, the Fund may not invest all of
  Fund's investment objective and policies and     its assets in the securities of a single
  permissible under the 1940 Act.                  open-end management investment company with
                                                   the same fundamental investment objectives,
                                                   policies and restrictions as the Fund.
- - With respect to fundamental limitation(1),     - No corresponding non-fundamental investment
  domestic and foreign banking will be             restriction.
  considered to be different industries.
- - In addition, with respect to a Fund that may   - No corresponding non-fundamental investment
  invest in municipal obligations, the             restriction.
  following non-fundamental policy applies,
  which may be changed without shareholder
  approval:
 Each state (including the District of Columbia
  and Puerto Rico), territory and possession of
  the United States, each political
  subdivision, agency, instrumentality and
  authority thereof, and each multi-state
  agency of which a state is a member is a
  separate "issuer." When the assets and
  revenues of an agency, authority,
  instrumentality or other political
  subdivision are separate from the government
  creating the subdivision and the security is
  backed only by assets and revenues of the
  subdivision, such subdivision would be deemed
  to be the sole issuer. Similarly, in the case
  of an Industrial Development Bond or Private
  Activity bond, if that bond is backed only by
  the assets and revenues of the
  non-governmental user, then that non-
  governmental user would be deemed to be the
  sole issuer. However, if the creating
  government or another entity guarantees a
  security, then to the extent that the value
  of all securities issued or guaranteed by
  that government or entity and owned by a Fund
  exceeds 10% of the Fund's total assets, the
  guarantee would be considered a separate
  security and would be treated as issued by
  that government or entity. With respect to a
  Fund that is not a money market fund,
  securities issued or guaranteed by a bank or
  subject to financial guaranty insurance are
  not subject to the limitations set forth in
  the preceding sentence.

CURRENT NON-FUNDAMENTAL INVESTMENT RESTRICTIONS  PROPOSED NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------  ------------------------------------------------
- - In order to enable California investors to     - No corresponding non-fundamental investment
  allocate variable annuity or variable life       restriction.
  insurance contract values to the Fund, IVIF
  has committed to comply with the following
  guidelines: (i) the borrowing limits for the
  Fund are (a) 10% of net asset value when
  borrowing for any general purpose and (b) 25%
  of net asset value when borrowing as a
  temporary measure to facilitate redemptions
  (for purposes of this clause, the net asset
  value of the Fund is the market value of all
  investments or assets owned less outstanding
  liabilities of the Fund at the time that any
  new or additional borrowing is undertaken);
  and (ii) if the Fund invests in foreign
  companies, the foreign country
  diversification guidelines to be followed by
  the Fund are as follows:

  (a) The Fund will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value, to three when less than 60%
      of such value, to two when less than 40% and to one when less than 20%.
  (b) Except as set forth in items (c) and (d) below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country.
  (c) The Fund may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia,
      Canada, France, Japan, the United
      Kingdom, or Germany.
  (d) The Fund's investments in United States issuers are not subject to the foreign country diversification guidelines.

CURRENT NON-FUNDAMENTAL INVESTMENT RESTRICTIONS  PROPOSED NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------  ------------------------------------------------
- - No corresponding non-fundamental investment    - In complying with the fundamental restriction
  restriction.                                     regarding issuer diversification, the Fund
                                                   will not, with respect to 75% of its total
                                                   assets, purchase the securities of any issuer
                                                   (other than securities issued or guaranteed by
                                                   the U.S. Government or any of its agencies or
                                                   instrumentalities), if, as a result, (i) more
                                                   than 5% of the Fund's total assets would be
                                                   invested in the securities of that issuer,
                                                   except as permitted by Rule 2a-7 under the
                                                   1940 Act, or (ii) the Fund would hold more
                                                   than 10% of the outstanding voting securities
                                                   of that issuer. The Fund may (i) purchase
                                                   securities of other investment companies as
                                                   permitted by Section 12(d)(1) of the 1940 Act
                                                   and (ii) invest its assets in securities of
                                                   money market funds and lend money to other
                                                   investment companies and their series
                                                   portfolios that have AIM or an affiliate of
                                                   AIM as an investment advisor (an "AIM Advised
                                                   Fund"), subject to the terms and conditions of
                                                   any exemptive orders issued by the SEC.
- - No corresponding non-fundamental investment    - In complying with the fundamental restriction
  restriction.                                   with regard to making loans, the Fund may lend
                                                   up to 33 1/3% of its total assets and may lend
                                                   money to an AIM Advised Fund, on such terms
                                                   and conditions as the SEC may require in an
                                                   exemptive order.


     Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by your Fund.

                                PROPOSAL 6(a) --

          CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(a), the existing fundamental restrictions with regard to issuer diversification for your Fund would be changed to read as follows:

     "The Fund is a 'diversified company"' as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions."

     If you approve the proposed change, the following non-fundamental investment restriction would become effective for your Fund:

     "In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may
     (i) purchase securities of other investment companies as permitted by
     Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC."

                                PROPOSAL 6(b) --

                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                 BORROWING MONEY AND ISSUING SENIOR SECURITIES

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(b), the existing fundamental restriction on borrowing and issuing senior securities for your Fund would be changed to read as follows:

     "The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."

     If you approve the proposed change, the following non-fundamental investment restriction would become effective for your Fund:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding."

                                PROPOSAL 6(c) --

          CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(c), the existing fundamental restriction on underwriting securities for your Fund would be changed to read as follows:

     "The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933."

                                PROPOSAL 6(d) --

          CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(d), the existing fundamental restriction on industry concentration for your Fund would be changed to read as follows:

     "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of the Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consists of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITS that own property, and mortgage REITS which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages."

                                PROPOSAL 6(e) --

                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                       PURCHASING OR SELLING REAL ESTATE

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(e), the existing fundamental restriction on real estate investments for your Fund would be changed to read as follows:

     "The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

                                PROPOSAL 6(f) --

                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                       PURCHASING OR SELLING COMMODITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(f), the existing fundamental restriction on investing in commodities for your Fund would be changed to read as follows:

     "The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

     "Notwithstanding the fundamental restriction with regard to engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities."

                                PROPOSAL 6(g) --

               CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(g), the existing fundamental restriction on making loans for your Fund would be changed to read as follows:

     "The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

     "In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order."

                                PROPOSAL 6(h) --

                      CHANGE TO FUNDAMENTAL RESTRICTION ON
            INVESTING ALL OF YOUR FUND'S ASSETS IN AN OPEN-END FUND

WHAT THE PROPOSED CHANGE WILL INVOLVE

     Upon the approval of Proposal 6(h), the existing fundamental investment restriction on investing in an open-end fund for your Fund would be changed to read as follows:

     "The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund."

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund."


     The proposed new fundamental restriction would permit your Fund to invest all of its assets in another open-end fund, as is currently permitted by your Fund's existing fundamental restriction. However, the Board at present has not considered any specific proposal to authorize your Fund to invest all of its assets in this fashion. The Board will authorize investing your Fund's assets in another open-end fund only if the Board first determines that doing so is in the best interests of your Fund and its shareholders.



     Because your Fund does not currently intend to invest all of its assets in another open-end fund, the non-fundamental investment restriction set forth above will become effective for your Fund. This non-fundamental restriction can be changed by the Board without shareholder approval if the Board determines that investing your Fund's assets in another open-end fund is in the best interests of your Fund and its shareholders.


THE IMPLEMENTATION OF PROPOSALS 6(a) THROUGH 6(h)

     If you approve each of the above proposals, the new fundamental restrictions will replace the current fundamental investment restrictions for your Fund. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which your Fund will operate. If approved, the above restrictions may not be changed with respect to your Fund without the approval of the holders of a majority of your Fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on or about April 30, 2004.

NAME CHANGE FOR YOUR FUND

     If shareholders approve changing your Fund's fundamental investment restrictions and changing your Fund's investment objectives and making the new investment objective non-fundamental (discussed in Proposal 5 above), your Fund will be renamed the "AIM V.I. Real Estate Fund" on or about April 30, 2004.

THE BOARD'S RECOMMENDATION ON PROPOSALS 6(a) THROUGH 6(h)

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" each of these Proposals.

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS


     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and INVESCO are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING INVESCO



     On December 2, 2003 each of the SEC and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



     The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the 1940 Act. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



     The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



     The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



     No relief is being sought against your Fund or any of the other AIM or INVESCO Funds in any of these complaints.

     In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.



REGULATORY INQUIRIES CONCERNING AIM



     AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon your Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



     The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.



RESPONSE OF AMVESCAP



     AMVESCAP is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of INVESCO and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including your Fund. Your Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

PRIVATE ACTIONS



     In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, INVESCO, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of February 23, 2004:



          - RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. INVESCO GLOBAL ASSET MANAGEMENT, ET AL., in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622, filed on November 14, 2003.



          - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03-CV-9268), filed on December 5, 2003.



          - L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.



          - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.



          - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.



          - STEVEN B. EHRLICH, ET AL., V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.



          - PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.



          - LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004.



          - CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004.



     INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. AIM and INVESCO have informed the AIM and INVESCO Funds that they anticipate that the Panel will issue orders to transfer actions pending against them, including the cases identified above, to the multidistrict litigation as well.



     More detailed information regarding each of the cases identified above is provided in your Fund's statement of additional information. Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against your Fund, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.



     As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         INDEPENDENT PUBLIC ACCOUNTANTS



     The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP ("PwC") as Company's independent public accountants for the fiscal year ending December 31, 2004. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." A representative of PwC is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining PwC's independence. The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to Company ("INVESCO Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures is at Appendix V.



FEES BILLED BY PWC RELATED TO THE COMPANY



     PwC billed Company aggregate fees for services rendered to Company for the last two fiscal years as follows:



                                                                                                 PERCENTAGE OF
                                                                                                  FEES BILLED
                                                     PERCENTAGE OF FEES                          APPLICABLE TO
                                                    BILLED APPLICABLE TO                           NON-AUDIT
                                                     NON-AUDIT SERVICES                        SERVICES PROVIDED
                                 FEES BILLED FOR      PROVIDED IN 2003      FEES BILLED FOR    IN 2002 PURSUANT
                                SERVICES RENDERED    PURSUANT TO WAIVER    SERVICES RENDERED   TO WAIVER OF PRE-
                                 TO THE COMPANY       OF PRE-APPROVAL       TO THE COMPANY         APPROVAL
                                     IN 2003         REQUIREMENT(1)(2)          IN 2002        REQUIREMENT(1)(2)
                                -----------------   --------------------   -----------------   -----------------
Audit Fees....................      $240,566                N/A                $196,700               N/A
Audit-Related Fees(3).........      $      0                  0%               $    508               N/A
Tax Fees(4)...................      $ 37,700                  0%               $ 33,180               N/A
All Other Fees(5).............      $      0                  0%               $    811               N/A
                                    --------                                   --------
Total Fees....................      $278,266                N/A                $231,199               N/A



     PwC billed Company aggregate non-audit fees of $37,700 for the fiscal year ended 2003, and $34,499 for the fiscal year ended 2002, for non-audit services rendered to Company.

---------------


(1) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.



(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Company at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to Company during a fiscal year; and (iii) such services are promptly approved by Company's Audit Committee prior to the completion of the audit by the Audit Committee.



(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for completing agreed upon procedures to report on inter-fund lending.



(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation services.



(5) All Other Fees for the fiscal year ended December 31, 2002 includes fees billed for services requested by the Company's Board related to service fees paid to affiliates.

FEES BILLED BY PWC RELATED TO INVESCO AND INVESCO AFFILIATES



     PwC billed INVESCO and INVESCO Affiliates aggregate fees for pre-approved non-audit services rendered to INVESCO and INVESCO Affiliates for the last two fiscal years as follows:



                        FEES BILLED FOR NON-                             FEES BILLED FOR NON-
                           AUDIT SERVICES                                   AUDIT SERVICES
                         RENDERED TO INVESCO      PERCENTAGE OF FEES      RENDERED TO INVESCO      PERCENTAGE OF FEES
                             AND INVESCO         BILLED APPLICABLE TO         AND INVESCO         BILLED APPLICABLE TO
                       AFFILIATES IN 2003 THAT    NON-AUDIT SERVICES    AFFILIATES IN 2002 THAT    NON-AUDIT SERVICES
                         WERE REQUIRED TO BE       PROVIDED IN 2003       WERE REQUIRED TO BE       PROVIDED IN 2002
                           PRE-APPROVED BY        PURSUANT TO WAIVER        PRE-APPROVED BY        PURSUANT TO WAIVER
                           COMPANY'S AUDIT         OF PRE-APPROVAL          COMPANY'S AUDIT         OF PRE-APPROVAL
                            COMMITTEE(1)          REQUIREMENT(2)(3)          COMMITTEE(1)          REQUIREMENT(2)(3)
                       -----------------------   --------------------   -----------------------   --------------------
Audit-Related Fees...             $0                       0%                     N/A                     N/A
Tax Fees.............             $0                       0%                     N/A                     N/A
All Other Fees.......             $0                       0%                     N/A                     N/A
                                  --
Total Fees...........             $0                     N/A                      N/A                     N/A



     PwC billed INVESCO and INVESCO Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $31,500 for the fiscal year ended 2002, for non-audit services rendered to INVESCO and INVESCO Affiliates.



The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to the Registrant ("INVESCO Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect the Registrant.

---------------


(1) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to INVESCO and INVESCO Affiliates.



(2) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.



(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Company at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to Company during a fiscal year; and (iii) such services are promptly approved by Company's Audit Committee prior to the completion of the audit by the Audit Committee.

                                   EXHIBIT A


                               SHARES OF COMPANY
                         OUTSTANDING ON JANUARY 9, 2004


                                                                NUMBER OF SHARES OUTSTANDING
NAME OF FUND                                                         ON JANUARY 9, 2004
------------                                                   ------------------------------
INVESCO VIF -- Growth Fund..................................            1,044,928.20
INVESCO VIF -- Core Equity Fund.............................            6,073,684.57
INVESCO VIF -- Dynamics Fund................................           14,535,385.12
INVESCO VIF -- High Yield Fund..............................            9,278,344.32
INVESCO VIF -- Telecommunications Fund......................           10,262,004.97
INVESCO VIF -- Real Estate Opportunity Fund.................            1,848,009.10
INVESCO VIF -- Total Return Fund............................            1,241,824.37
INVESCO VIF -- Health Sciences Fund.........................           19,543,355.99
INVESCO VIF -- Leisure Fund.................................            3,172,208.93
INVESCO VIF -- Technology Fund..............................           14,404,876.66
INVESCO VIF -- Financial Services Fund......................           15,579,576.93
INVESCO VIF -- Utilities Fund...............................            4,866,603.09
INVESCO VIF -- Small Company Growth Fund....................            3,660,956.11

                                   EXHIBIT B


                        SECURITY OWNERSHIP OF MANAGEMENT


     To the best knowledge of Company, no directors, nominees, or current executive officers of the Company owned shares of common stock of any of the Funds as of January 9, 2004.

                                   EXHIBIT C


                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS


     Listed below is the name, address and percent ownership of each person who, as of January 9, 2004, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


     All information listed below is as of January 9, 2004

INVESCO VIF GROWTH FUND


NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
NATIONWIDE INSURANCE CO.....................................     538,456.37            51.53%*
  IPO PORTFOLIO ACCOUNTING
  PO BOX 182029
  COLUMBUS OH 43218-2029
WESTERN RESERVE LIFE ASSURANCE..............................     375,273.59            35.91%*
  ATTN FMG ACCOUNTING MS 4410
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499-0001
SAGE LIFE ASSURANCE OF AMERICA..............................     120,104.81            11.49%
  VARIABLE ANNUITY
  969 HIGH RIDGE RD STE 200
  STAMFORD CT 06905-1608



INVESCO VIF CORE EQUITY FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
SECURITY LIFE SEPARATE ACCOUNT L1...........................    1,624,521.53           26.75%*
  UNIT VALUATIONS 2T2
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
CONNECTICUT GENERAL LIFE INS................................    1,271,050.36           20.93%
  PRODUCT LOB #1501
  ATTN BRENDA CHRISTIAN H18D
  280 TRUMBULL ST
  PO BOX 2975
  HARTFORD CT 06104-2975
GREAT-WEST LIFE & ANNUITY...................................    1,157,860.54           19.06%
  UNIT VALUATIONS 2T2
  ATTN MUTUAL FUND TRADING 2T2
  8515 E ORCHARD RD
  ENGLEWOOD CO 80111-5002
ANNUITY INVESTORS LIFE INS CO...............................      757,895.85           12.48%
  250 EAST FIFTH ST
  CINCINNATI OH 45202-4119


---------------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

INVESCO VIF DYNAMICS FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO..........................    7,226,841.08           49.72%*
  VARIABLE ACCOUNT/SAB
  ATTN INVESTMENT ACCOUNTING
  PO BOX 883
  1 CORPORATE DR
  SHELTON CT 06484-6208
COVA FINANCIAL SERVICES LIFE INS CO.........................    2,484,547.21           17.09%
  4700 WESTOWN PKWY STE 200
  W DES MOINES IA 50266-6718
IDS LIFE INSURANCE CO.......................................    1,481,626.01           10.19%
  1497 AXP FINANCIAL CTR
  MINNEAPOLIS MN 55474-0014



INVESCO VIF HIGH YIELD FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
SECURITY LIFE SEPARATE ACCOUNT L1
  UNIT VALUATIONS 2T2.......................................    3,788,434.23           40.83%*
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
GREAT-WEST LIFE & ANNUITY...................................    2,399,184.66           25.86%*
  UNIT VALUATIONS 2T2
  ATTN MUTUAL FUND TRADING 2T2
  8515 E ORCHARD Rd
  ENGLEWOOD CO 80111-5002
ANNUITY INVESTORS LIFE INS. CO..............................    1,105,529.94           11.92%
  250 EAST FIFTH ST
  CINCINNATI OH 45202-4119
JEFFERSON NATIONAL LIFE INSURANCE...........................      728,527.41            7.85%
  9920 CORPORATE CAMPUS DR STE 1000
  LOUISVILLE KY 40223-4051



INVESCO VIF TELECOMMUNICATIONS FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO..........................    8,230,564.51           80.20%*
  VARIABLE ACCOUNT/SAB
  ATTN INVESTMENT ACCOUNTING
  PO BOX 883
  1 CORPORATE DR
  SHELTON CT 06484-6208
IDS LIFE INSURANCE CO.......................................      938,409.86            9.14%
  1497 AXP FINANCIAL CTR
  MINNEAPOLIS MN 55474-0014


---------------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

INVESCO VIF REAL ESTATE OPPORTUNITY FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
SAFECO LIFE INSURANCE.......................................    1,092,022.04           59.09%*
  ATTN MICHAEL ZHANG
  PO BOX 34890
  SEATTLE WA 98124-1890
JEFFERSON NATIONAL LIFE INSURANCE...........................      301,358.12           16.31%
  9920 CORPORATE CAMPUS DR STE 1000
  LOUISVILLE KY 40223-4051
SECURITY BENEFIT LIFE.......................................      114,146.18            6.18%
  FBO UNBUNDLED
  c/o VARIABLE ANNUITY DEPT
  1 SW SECURITY BENEFIT PL
  TOPEKA KS 66636-1000
KEMPER INVESTORS LIFE INSURANCE CO..........................       94,443.06            5.11%
  VARIABLE SEPARATE ACCT
  1600 MCCONNOR PKWY
  SCHAUMBURG IL 60196-6801



INVESCO VIF TOTAL RETURN FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
SECURITY LIFE SEPARATE ACCOUNT L1...........................      913,327.31           73.55%*
  UNIT VALUATIONS 2T2
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
ANNUITY INVESTORS LIFE INS. CO..............................      161,384.62           13.00%
  250 EAST FIFTH ST
  CINCINNATI OH 45202-4119
NATIONWIDE INSURANCE CO.....................................      113,499.28            9.14%
  IPO PORTFOLIO ACCOUNTING
  PO BOX 182029
  COLUMBUS OH 43218-2029



INVESCO VIF HEALTH SCIENCES FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO..........................    7,417,635.31           37.95%*
  VARIABLE ACCOUNT/SAB
  ATTN INVESTMENT ACCOUNTING
  PO BOX 883
  1 CORPORATE DR
  SHELTON CT 06484-6208


---------------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
ING USA ANNUITY AND LIFE INSURANCE CO.......................    5,017,949.74           25.68%*
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
ALLMERICA FIN LIFE INS & ANNU...............................    1,756,254.17            8.99%
  GROUP VEL ACCOUNT
  440 LINCOLN ST
  SEPARATE ACCOUNTING
  MAIL STATION S310
  WORCESTER MA 01653-0002
CM LIFE INSURANCE CO........................................    1,694,842.76            8.67%
  FUND OPERATIONS/ N255
  1295 STATE ST
  SPRINGFIELD MA 01111-0001



INVESCO VIF LEISURE FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
ING USA ANNUITY AND LIFE INSURANCE CO.......................    3,172,154.92           99.99%*
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478



INVESCO VIF TECHNOLOGY FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO..........................    7,695,840.35           53.43%*
  VARIABLE ACCOUNT/SAB
  ATTN INVESTMENT ACCOUNTING
  PO BOX 883
  1 CORPORATE DR
  SHELTON CT 06484-6208
CM LIFE INSURANCE CO........................................    1,324,095.61            9.19%
  FUND OPERATIONS/ N255
  1295 STATE ST
  SPRINGFIELD MA 01111-0001
IDS LIFE INSURANCE CO.......................................      907,548.40            6.30%
  1497 AXP FINANCIAL CTR
  MINNEAPOLIS MN 55474-0014
GREAT-WEST LIFE & ANNUITY...................................      892,077.44            6.19%
  UNIT VALUATIONS 2T2
  ATTN MUTUAL FUND TRADING 2T2
  8515 E ORCHARD RD
  ENGLEWOOD CO 80111-5002


---------------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

INVESCO VIF FINANCIAL SERVICES FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO..........................    7,255,765.70           46.57%*
  VARIABLE ACCOUNT/SAB
  ATTN INVESTMENT ACCOUNTING
  PO BOX 883
  1 CORPORATE DR
  SHELTON CT 06484-6208
ING USA ANNUITY AND LIFE INSURANCE CO.......................    4,419,477.71           28.37%*
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
IDS LIFE INSURANCE CO.......................................    1,266,200.56            8.13%
  1497 AXP FINANCIAL CTR
  MINNEAPOLIS MN 55474-0014
CM LIFE INSURANCE CO........................................    1,150,257.22            7.38%
  FUND OPERATIONS/ N255
  1295 STATE ST
  SPRINGFIELD MA 01111-0001



INVESCO VIF UTILITIES FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
ING USA ANNUITY AND LIFE INSURANCE CO.......................    2,109,586.53           43.35%*
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
KEMPER INVESTORS LIFE INSURANCE CO..........................      971,125.41           19.95%
  VARIABLE SEPARATE ACCT
  1600 MCCONNOR PKWY
  SCHAUMBURG IL 60196-6801
SECURITY LIFE SEPARATE ACCOUNT L1...........................      733,880.50           15.08%
  UNIT VALUATIONS 2T2
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
ALLMERICA FIN LIFE INS & ANNU...............................      501,032.75           10.30%
  GROUP VEL ACCOUNT
  440 LINCOLN ST
  SEPARATE ACCOUNTING
  MAIL STATION S310
  WORCESTER MA 01653-0002
THE MANUFACTURES LIFE INS CO USA............................      250,038.35            5.14%
  US ANNUITIES
  500 BOYLSTON ST STE 400
  BOSTON MA 02116-3740


---------------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

INVESCO VIF SMALL COMPANY GROWTH FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
CONNECTICUT GENERAL LIFE INS................................    1,159,287.10           31.67%*
  PRODUCT LOB #1501
  ATTN BRENDA CHRISTIAN H18D
  280 TRUMBULL ST PO BOX 2975
  HARTFORD CT 06104-2975
SECURITY LIFE SEPARATE ACCOUNT L1...........................    1,006,832.14           27.50%*
  UNIT VALUATIONS 2T2
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
CONNECTICUT GENERAL LIFE INS................................      365,593.85            9.99%
  SEPARATE ACCOUNT FE
  ATTN BRENDA CHRISTIAN H18D
  280 TRUMBULL ST PO BOX 2975
  HARTFORD CT 06104-2975
NATIONWIDE INSURANCE CO.....................................      308,700.38            8.43%
  IPO PORTFOLIO ACCOUNTING
  PO BOX 182029
  COLUMBUS OH 43218-2029
SUN LIFE FINANCIAL..........................................      233,151.82            6.37%
  FUTURITY (NY)
  PO BOX 9134
  WELLESLEY HLS MA 02481-9134
PRINCIPAL LIFE INSURANCE CO.................................      184,937.46            5.05%
  FVA -- PRINCIPAL VARIABLE ANNUITY
  ATTN LISA DAGUE IND ACG G 008-N10
  711 HIGH ST
  DES MOINES IA 50392-0001


---------------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

                                   EXHIBIT D


                                  SHARE CLASS

NAME OF FUND (CLASS)
--------------------
INVESCO VIF -- Dynamics Fund
INVESCO VIF -- Core Equity Fund
INVESCO VIF -- Financial Services Fund
INVESCO VIF -- Growth Fund
INVESCO VIF -- Health Sciences Fund
INVESCO VIF -- High Yield Fund
INVESCO VIF -- Leisure Fund
INVESCO VIF -- Real Estate Opportunity Fund
INVESCO VIF -- Small Company Growth Fund
INVESCO VIF -- Technology Fund
INVESCO VIF -- Telecommunications Fund
INVESCO VIF -- Total Return Fund
INVESCO VIF -- Utilities Fund

                                   APPENDIX I
                                 CHARTER OF THE


                     GOVERNANCE COMMITTEES OF THE AIM FUNDS


                             AND THE INVESCO FUNDS


                          (ADOPTED DECEMBER 10, 2003)



     The Boards of Directors/Trustees ("Boards") of The AIM Funds and The INVESCO Funds (collectively, "Funds"), have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.



     Membership: Each member of the Committees shall be a director and trustee of the Funds who is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Each member of the Committees shall also meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Act (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)) (members that meet such requirements are referred to herein as the "audit committee independent directors").



     Chair and Vice Chair: The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.



     Lead Dis-interested Director: The directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("dis-interested directors"), may appoint a dis-interested director as the "Lead Dis-interested Director." The Lead Dis-interested Director shall from time to time as requested by the Committees act as liaison with management on particular issues. Such functions are not to interfere with any directors'/trustees' communications with management (and vice versa) on any issue; nor are such functions intended to interfere with the interaction between management and any of the Committees, other committees of the Boards, or the chair or vice chair of the Committees or of such other committees.



     Recommendation as to Share Ownership: The Committees recommend that each director/trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of
Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the directors/trustees shall include, for those directors/trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such directors/trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the directors/trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the directors/trustees.



     Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

     Duties:  The duties of the Committees are:



          (a) to nominate persons for election or appointment as dis-interested directors (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by shareholders of Funds at meetings called for the election of directors;



          (b) to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees, and to nominate persons for appointment as chair and vice chair of each such committee;



          (c) to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;



          (d) to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;



          (e) to select independent legal counsel to the dis-interested directors and to review and approve the compensation paid to independent legal counsel to the dis-interested directors; and



          (f) provided that the Committees are comprised solely of dis-interested directors and that each member of the Committees is an audit committee independent director, to review and approve the compensation paid to independent counsel and other advisers, if any, to the Audit Committees of the Funds.



     Nomination of Dis-interested Directors: After a determination by the Committees that a person should be nominated as an additional dis-interested director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on any of the Boards, the Committees shall nominate a person for appointment by a majority of the dis-interested directors to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing dis-interested directors, the Committees shall nominate one or more persons for election as dis-interested directors at such meeting.



     Evaluation by the Committees of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Committees:



          (a) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director/trustee of the Funds;



          (b) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director;



          (c) with respect to potential nominees to serve as dis-interested director members of the Audit Committees of the Funds, upon advice of independent legal counsel to the dis-interested directors, that the person:
     (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an audit committee independent director;



          (d) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;



          (e) that the person is of good character and high integrity; and



          (f) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

     Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process.



     As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule
17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the directors/ trustees of the Fund shall be dis-interested directors, (ii) the selection and nomination of any other dis-interested directors shall be committed to the discretion of the existing dis-interested directors, and (iii) any person who acts as legal counsel to the dis-interested directors shall be "independent legal counsel," as defined in the 1940 Act.



     In seeking out potential nominees and in nominating persons to serve as dis-interested directors of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as a dis-interested director.



     Nomination of Committee Members: The Committees shall periodically review the members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees. The Committees shall from time to time nominate persons to serve as members of each committee of the Boards, as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Nomination of Dis-interested Directors," to the extent that such factors are applicable or relevant. All such persons shall be appointed by a majority of the directors/ trustees of the Funds. An individual may be nominated to serve on more than one committee of a Board.



     Nominees Recommended by Shareholders: The Committees shall consider nominees recommended by a shareholder to serve as directors/trustees, provided:
(i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors/ trustees will be elected; and (ii) that the Committees or the Board, as applicable, shall make the final determination of persons to be nominated. For each Fund other than INVESCO Variable Investment Funds, Inc. ("IVIFI"), the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws. For IVIFI, a shareholder who desires to recommend a nominee shall submit a request in writing to the Chair of IVIFI's Governance Committee. The Committees shall evaluate nominees recommended by a shareholder to serve as directors/trustees in the same manner as they evaluate nominees identified by the Committees.



     Review of Compensation: At least annually, the Committees shall review and recommend the amount of compensation, if any, payable to the directors of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the dis-interested directors and such other directors and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the dis-interested directors and such other directors, and shall monitor any and all such retirement plans and deferred compensation plans.



     Evaluation Function: The Committees shall consider, oversee and implement any periodic evaluation process of the Boards and all committees of the Boards.



     Selection of Counsel: The Committees shall consider and oversee the selection of "independent legal counsel," as defined in the 1940 Act, to the dis-interested directors and recommend such counsel to the dis-interested directors. In making such selection the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence.



     Attendance at Annual Meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders. The Funds' policy with regard to director/trustee attendance at annual meetings of shareholders, if any, is that directors/trustees are encouraged but not required to attend such annual meetings.

     Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. The Committees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers.



     Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of
(i) compensation to any independent counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.



     Review of Charter: The Committees shall review this Charter at least annually, and shall recommend any changes to the full Boards. This Charter may be amended only by the full Boards, with the approval of a majority of the dis-interested directors.



     Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any modification to such Charter.

                                                                     APPENDIX II



                          AIM VARIABLE INSURANCE FUNDS


           AMENDED AND RESTATED MASTER INVESTMENT ADVISORY AGREEMENT



     THIS AGREEMENT is made this           day of           , 2004, by and
between AIM Variable Insurance Funds, a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").



                                    RECITALS



     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;



     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;



     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created seventeen separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and



     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;



     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:



          1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.



          2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:



             (a) supervise all aspects of the operations of the Funds;



             (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;



             (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;



             (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and



             (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

          3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan;
     (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.



          As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.



          4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).



          5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.



          6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.



          7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:



             (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;



             (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;



             (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;



             (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and



             (e) any other applicable provisions of state, federal or foreign law.



          8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.



             (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.



             (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.



             (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.



             (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.



             (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.



          9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.



          10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.



          11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

          12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.



          13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until [April 30, 2006], and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:



             (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and



             (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.



          14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.



          15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.



          16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.



          17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.



          18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



          19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

     Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.



          20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.



Attest:                                                                  AIM VARIABLE INSURANCE FUNDS
                                                                          (A DELAWARE BUSINESS TRUST)

------------------------------------------------    By: ---------------------------------------------
              Assistant Secretary                                       President
(Seal)
Attest:                                                                          A I M ADVISORS, INC.

------------------------------------------------    By: ---------------------------------------------
              Assistant Secretary                                       President
(Seal)

                                                                      APPENDIX A



                           FUNDS AND EFFECTIVE DATES



                                                               EFFECTIVE DATE OF
NAME OF FUND                                                   ADVISORY AGREEMENT
------------                                                   ------------------
AIM V.I. Aggressive Growth Fund.............................          May 1, 2000
AIM V.I. Balanced Fund......................................          May 1, 2000
AIM V.I. Basic Value Fund...................................   September 10, 2001
AIM V.I. Blue Chip Fund.....................................          May 1, 2000
AIM V.I. Capital Appreciation Fund..........................          May 1, 2000
AIM V.I. Capital Development Fund...........................          May 1, 2000
AIM V.I. Core Equity Fund...................................          May 1, 2000
AIM V.I. Dent Demographic Trends Fund.......................          May 1, 2000
AIM V.I. Diversified Income Fund............................          May 1, 2000
AIM V.I. Global Utilities Fund..............................          May 1, 2000
AIM V.I. Government Securities Fund.........................          May 1, 2000
AIM V.I. Growth Fund........................................          May 1, 2000
AIM V.I. High Yield Fund....................................          May 1, 2000
AIM V.I. International Growth Fund..........................          May 1, 2000
AIM V.I. Large Cap Growth Fund..............................    September 1, 2003
AIM V.I. Mid Cap Core Equity Fund...........................   September 10, 2001
AIM V.I. Money Market Fund..................................          May 1, 2000
AIM V.I. New Technology Fund................................          May 1, 2001
AIM V.I. Premier Equity Fund................................          May 1, 2000
AIM V.I. Small Cap Equity Fund..............................    September 1, 2003

                                                                      APPENDIX B



                          COMPENSATION TO THE ADVISOR



     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.



                       AIM V.I. CAPITAL APPRECIATION FUND


                              AIM V.I. GROWTH FUND


                           AIM V.I. CORE EQUITY FUND


                         AIM V.I. GLOBAL UTILITIES FUND


                          AIM V.I. PREMIER EQUITY FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $250 million..........................................      0.65%
Over $250 million...........................................      0.60%



                        AIM V.I. AGGRESSIVE GROWTH FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $150 million..........................................       0.80%
Over $150 million...........................................      0.625%



                             AIM V.I. BALANCED FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $150 million..........................................      0.75%
Over $150 million...........................................      0.50%



                           AIM V.I. BASIC VALUE FUND


                       AIM V.I. MID CAP CORE EQUITY FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $500 million..........................................      0.725%
Next $500 million...........................................      0.700%
Next $500 million...........................................      0.675%
Over $1.5 billion...........................................       0.65%



                            AIM V.I. BLUE CHIP FUND


                       AIM V.I. CAPITAL DEVELOPMENT FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $350 million..........................................       0.75%
Over $350 million...........................................      0.625%

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $2 billion............................................      0.85%
Over $2 billion.............................................      0.80%



                        AIM V.I. DIVERSIFIED INCOME FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $250 million..........................................      0.60%
Over $250 million...........................................      0.55%



                          AIM V.I. NEW TECHNOLOGY FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
Average Daily Net Assets....................................      1.00%



                      AIM V.I. GOVERNMENT SECURITIES FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $250 million..........................................      0.50%
Over $250 million...........................................      0.45%



                            AIM V.I. HIGH YIELD FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $200 million..........................................      0.625%
Next $300 million...........................................       0.55%
Next $500 million...........................................       0.50%
Over $1 billion.............................................       0.45%



                       AIM V.I. INTERNATIONAL GROWTH FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $250 million..........................................      0.75%
Over $250 million...........................................      0.70%



                         AIM V.I. LARGE CAP GROWTH FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $1 billion............................................       0.75%
Next $1 billion.............................................       0.70%
Over $2 billion.............................................      0.625%

                           AIM V.I. MONEY MARKET FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
First $250 million..........................................       0.40%
Over $250 million...........................................       0.35%



                         AIM V.I. SMALL CAP EQUITY FUND



NET ASSETS                                                     ANNUAL RATE
----------                                                     -----------
All Assets..................................................      0.85%

                                                                    APPENDIX III



            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS



     This contract is made as of December   , 2003, between A I M Advisors, Inc.
hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and INVESCO Institutional (N.A.), Inc. "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.



     WHEREAS:



          A) Adviser has entered into an investment advisory agreement with INVESCO Variable Investment Funds, Inc. (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");



          B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;



          C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.



     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:



          1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.



          2. Duties as Sub-Adviser.



          (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.



          (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.



          (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it


                                      III-1
     maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.



          3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.



          4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.



          5. Compensation.



          (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.



          (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.



          6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.



          7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.



          8. Duration and Termination.



          (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent


                                      III-2

     Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.



          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2005. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.



          (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty,
     (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or
     (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.



          9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.



          10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.



          11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.



          12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


                                      III-3

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.




A I M ADVISORS, INC.                            INVESCO INSTITUTIONAL (N.A.), INC.
Adviser                                         Sub-adviser
By:                                             By:
--------------------------------------------    --------------------------------------------
Name:                                           Name:
--------------------------------------------    --------------------------------------------
Title:                                          Title:
--------------------------------------------    --------------------------------------------


                                      III-4

                                   EXHIBIT A


                                       TO


            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS



                                      FUND



INVESCO VARIABLE INVESTMENT FUNDS, INC.



INVESCO VIF -- Core Equity Fund



INVESCO VIF -- Dynamics Fund



INVESCO VIF -- Financial Services Fund



INVESCO VIF -- Growth Fund



INVESCO VIF -- Health Sciences Fund



INVESCO VIF -- High Yield Fund



INVESCO VIF -- Leisure Fund



INVESCO VIF -- Real Estate Opportunity Fund



INVESCO VIF -- Small Company Growth Fund



INVESCO VIF -- Technology Fund



INVESCO VIF -- Telecommunications Fund



INVESCO VIF -- Total Return Fund



INVESCO VIF -- Utilities Fund


                                      III-5

                                                                     APPENDIX IV



                    INVESCO VARIABLE INVESTMENT FUNDS, INC.



                      AGREEMENT AND PLAN OF REORGANIZATION



     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 10, 2003, by and between INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Variable Insurance Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.



                                   BACKGROUND



     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."



     The Board of Directors of the Company has designated two classes of common stock that represent interests in each Current Fund. These classes are listed on Schedule B to this Agreement and each such class is referred to in this Agreement as a "Current Fund Class."



     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.



     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.



     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.



     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:



1.  DEFINITIONS



     Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:



     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.



     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.



     1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.



     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.



     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.



     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.



     1.7 "Effective Time" shall have the meaning set forth in Section 3.1.



     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.



     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.



     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.



     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.



     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.



     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).



     1.14 "SEC" shall mean the Securities and Exchange Commission.



     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.



     1.16 "Shareholders Meeting" shall have the meaning set forth in Section
5.1.



     1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.



     1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION



     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:



          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and



          (b) to assume all of the Current Fund's Liabilities.



Such transactions shall take place at the Closing.



     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.



     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.



     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file a Form N-8F with the Securities and Exchange Commission to deregister as an investment company. Following such deregistration, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer, a Form N-8F and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.



     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.



     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.



3. CLOSING



     3.1 The Closing shall occur at the principal office of the Company on April 30, 2004, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.



     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.



     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.



4. REPRESENTATIONS AND WARRANTIES



     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:



          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;



          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;



          (c) Each Current Fund is a duly established and designated series of the Company;



          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;



          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;



          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;



          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;



          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;



          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;



          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;



          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;



          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;



          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and



          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.



     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:



          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;



          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;



          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;



          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;



          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;



          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;



          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;



          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;



          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and



          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.



     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:



          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;



          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;



          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and



          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.



5. COVENANTS



     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.



     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of each New Fund's independent accountants, and to vote on the matters referred to in Section 5.3.



     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt a plan of distribution pursuant to Rule 12b-l of the 1940 Act for the Series II Shares of each New Fund, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.



     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.



6. CONDITIONS PRECEDENT



     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective
Time:



     6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.



     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.



     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:



          (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;



          (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;



          (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;



          (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;



          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and



          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.



     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.



7. EXPENSES



     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.



8. ENTIRE AGREEMENT



     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.



9. AMENDMENT



     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.



10. TERMINATION



     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:



          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2004; or



          10.2  By the parties' mutual agreement.



     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.



11. MISCELLANEOUS



     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.



     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.



     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.



Attest:                                                      INVESCO VARIABLE INVESTMENT FUNDS, INC.,
                                                                      on behalf of each of its series
                                                                                 listed in Schedule A

------------------------------------------------    By: ---------------------------------------------
                                                    Title: ------------------------------------------

Attest:                                                                 AIM VARIABLE INSURANCE FUNDS,
                                                                      on behalf of each of its series
                                                                                 listed in Schedule A

------------------------------------------------    By: ---------------------------------------------
                                                    Title: ------------------------------------------

                                   SCHEDULE A



SERIES OF INVESCO VARIABLE INVESTMENT FUNDS, INC.   CORRESPONDING SERIES OF AIM VARIABLE INSURANCE FUNDS
             (EACH A "CURRENT FUND")                                (EACH A "NEW FUND")
-------------------------------------------------   ----------------------------------------------------
        INVESCO VIF -- Core Equity Fund                     INVESCO VIF -- Core Equity Fund
         INVESCO VIF -- Dynamics Fund                         INVESCO VIF -- Dynamics Fund
    INVESCO VIF -- Financial Services Fund               INVESCO VIF -- Financial Services Fund
          INVESCO VIF -- Growth Fund                           INVESCO VIF -- Growth Fund
      INVESCO VIF -- Health Sciences Fund                 INVESCO VIF -- Health Sciences Fund
        INVESCO VIF -- High Yield Fund                       INVESCO VIF -- High Yield Fund
          INVESCO VIF -- Leisure Fund                         INVESCO VIF -- Leisure Fund
  INVESCO VIF -- Real Estate Opportunity Fund         INVESCO VIF -- Real Estate Opportunity Fund
   INVESCO VIF -- Small Company Growth Fund             INVESCO VIF -- Small Company Growth Fund
        INVESCO VIF -- Technology Fund                       INVESCO VIF -- Technology Fund
    INVESCO VIF -- Telecommunications Fund               INVESCO VIF -- Telecommunications Fund
       INVESCO VIF -- Total Return Fund                     INVESCO VIF -- Total Return Fund
         INVESCO VIF -- Utilities Fund                       INVESCO VIF -- Utilities Fund

                                   SCHEDULE B



 SHARES OF COMMON STOCK OF EACH CURRENT FUND    CORRESPONDING SHARES OF COMMON STOCK OF EACH NEW FUND
---------------------------------------------   -----------------------------------------------------
INVESCO VIF -- Core Equity Fund                 INVESCO VIF -- Core Equity Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Dynamics Fund                    INVESCO VIF -- Dynamics Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Financial Services Fund          INVESCO VIF -- Financial Services Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Growth Fund                      INVESCO VIF -- Growth Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Health Sciences Fund             INVESCO VIF -- Health Sciences Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- High Yield Fund                  INVESCO VIF -- High Yield Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Leisure Fund                     INVESCO VIF -- Leisure Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Real Estate Opportunity Fund     INVESCO VIF -- Real Estate Opportunity Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Small Company Growth Fund        INVESCO VIF -- Small Company Growth Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Technology Fund                  INVESCO VIF -- Technology Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Telecommunications Fund          INVESCO VIF -- Telecommunications Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Total Return Fund                INVESCO VIF -- Total Return Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares
INVESCO VIF -- Utilities Fund                   INVESCO VIF -- Utilities Fund
  Series I Shares                                 Series I Shares
  Series II Shares                                Series II Shares

                                   SCHEDULE C



                        PERMITTED COMBINATIONS OF FUNDS



AIM V.I. Global Utilities Fund into INVESCO VIF -- Utilities Fund


AIM V.I. New Technology Fund into INVESCO VIF -- Technology Fund


INVESCO VIF -- Telecommunications Fund into INVESCO VIF -- Technology Fund


INVESCO VIF -- Growth Fund into AIM V.I. Growth Fund


INVESCO VIF -- High Yield Fund into AIM V.I. High Yield Fund


LSA Basic Value Fund into AIM V.I. Basic Value Fund

                                                                      APPENDIX V



                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES


                            POLICIES AND PROCEDURES


                     AS ADOPTED BY THE AUDIT COMMITTEES OF


               THE AIM FUNDS AND THE INVESCO FUNDS (THE "FUNDS")


                            AMENDED NOVEMBER 6, 2003



I.  STATEMENT OF PRINCIPLES



     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/ Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.



     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.



     The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.



     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.



II.  DELEGATION



     The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.



III.  AUDIT SERVICES



     The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.



     In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.



IV.  GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES



     The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.



AUDIT-RELATED SERVICES



     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.



TAX SERVICES



     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.



ALL OTHER SERVICES



     The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.



V.  SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES



     The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.



VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS



     Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.



VII.  PROCEDURES



     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.



     Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.



     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.



     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.



     The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

                                                                       EXHIBIT 1



     CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)



     - Bookkeeping or other services related to the accounting records or financial statements of the audit client



     - Financial information systems design and implementation



     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports



     - Actuarial services



     - Internal audit outsourcing services



     CATEGORICALLY PROHIBITED NON-AUDIT SERVICES



     - Management functions



     - Human resources



     - Broker-dealer, investment adviser, or investment banking services



     - Legal services



     - Expert services unrelated to the audit



     - Any other service that the Public Company Oversight Board determines by regulation is impermissible

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                         INVESCO VIF - CORE EQUITY FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                          INVESCO VIF - DYNAMICS FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                     INVESCO VIF - FINANCIAL SERVICES FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                       INVESCO VIF - HEALTH SCIENCES FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                           INVESCO VIF - LEISURE FUND
            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                   INVESCO VIF - REAL ESTATE OPPORTUNITY FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.
                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5A. To approve changing the investment objective of INVESCO VIF-Real Estate           [ ]        [ ]          [ ]
    Opportunity Fund

5B. To approve making new investment objective non-fundamental of INVESCO             [ ]        [ ]          [ ]
    VIF-Real Estate Opportunity Fund.

6.  To approve changing the fundamental investment restrictions of INVESCO          FOR ALL
    VIF-Real Estate Opportunity Fund:                                              EXCEPT AS   AGAINST      ABSTAIN
                                                                                    MARKED       ALL          ALL
    (a) Issuer diversification          (e) Purchasing or selling real estate         [ ]        [ ]          [ ]
    (b) Borrowing money and issuing     (f) Purchasing or selling commodities
        senior securities               (g) Making loans
    (c) Underwriting securities         (h) Investing the fund's assets in
    (d) Industry concentration              an open-end fund.


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                    INVESCO VIF - SMALL COMPANY GROWTH FUND
            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                         INVESCO VIF - TECHNOLOGY FUND
            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                        INVESCO VIF - TOTAL RETURN FUND
            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                          INVESCO VIF - UTILITIES FUND
            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated _____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)

                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
1.  To elect sixteen individuals to the Board of INVESCO Variable Investment          ALL      FOR ALL     EXCEPT*
    Funds, Inc. ("Company"), each of whom will serve until his or her successor                NOMINEES
    is elected and qualified:                                                         [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

                                                                                      FOR      AGAINST      ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.          [ ]        [ ]          [ ]

                                                                                      FOR      AGAINST      ABSTAIN
3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and          [ ]        [ ]          [ ]
    INVESCO Institutional (N.A.), Inc.

                                                                                      FOR      AGAINST      ABSTAIN
4.  To approve an Agreement and Plan of Reorganization to redomesticate each          [ ]        [ ]          [ ]
    series portfolio of Company as a new series portfolio of AIM Variable
    Insurance Funds, an existing Delaware statutory trust.

5.  NOT APPLICABLE

6.  NOT APPLICABLE

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.